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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5550

The Alger American Fund
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

ITEM 1.  REPORTS TO STOCKHOLDERS.

Alger American Growth Portfolio | Alger American Small Capitalization Portfolio | Alger American Income & Growth Portfolio | Alger American Balanced Portfolio | Alger American MidCap Growth Portfolio | Alger American Leveraged AllCap Portfolio |

THE ALGER AMERICAN FUND

A pooled funding vehicle for:

• variable annuity contracts

• variable life insurance policies

• qualified pension plans

• qualified retirement plans

ANNUAL REPORT

December 31, 2007

Table Of Contents

THE ALGER AMERICAN FUND

Letter to Our Shareholders	1

Portfolio Highlights (Unaudited)	7

Portfolio Summary (Unaudited)	13

Schedules of Investments	14

Statements of Assets and Liabilities	39

Statements of Operations	40

Statements of Changes in Net Assets	41

Financial Highlights	44

Notes to Financial Statements	50

Report of Independent Registered Public Accounting Firm	60

Additional Information (Unaudited)	61

Dear Shareholders,  January 29, 2008

Roller coaster: it's an apt metaphor for the past fiscal year. With the sharp run-up in the stock market through June, followed by the near-meltdown of those parts of the financial sector exposed to housing and mortgages, there were times when the financial markets felt like a long weekend at Six Flags Great Adventure. Even investors with cast-iron stomachs were wondering: why did this happen? How long can it continue? And is there an upside?

Once again, perceptions were more dramatic than realities. For all the agita in the markets, the indices posted solid gains in the United States, not to mention throughout the world, and the day-to-day volatility was ultimately less than the sum of its parts. Economic growth chugged along and most companies showed decent if not downright good earnings growth — with the notable and glaring exception of the financial sector in the fourth quarter of 2007. In short, there was noise, drama and even smoke, but not much actual fire. Or back to the initial metaphor, the roller coaster ride was full of sharp turns, shrieks, and moments of fear and anticipation, but the car stayed on the tracks, the ride ended safely, and most people even made some progress along the way.

Black Friday Revisited

In the financial markets it was a year of milestones and anniversaries. Both the S&P 500 Indexi and the Dow Jones Industrial Averageii reached new heights during the year, with the Dow breaking 13,000 and then 14,000 twice. But October 19, 2007 was a more somber milestone: the 20th anniversary of Black Friday on Wall Street. In the days before, pundits didn't hesitate to predict a "curse" coming back to haunt the markets. (Sounds ridiculous, but a surprising number of articles had that exact headline the next morning.) Sure enough, the Dow tumbled by 247 points, but that was nothing compared to that one-day 508-point loss in 1987, especially in percentage terms. In today's market the Dow would have had to shed about 3,100 points in one day to be comparable to the crash of '87.

Three times this past year U.S. markets fell sharply. On February 27, the Dow lost 314 points, with a total decline of 736 points from February 20 to March 5. The sell-off was triggered by rumors of a possible Chinese government squeeze on credit. Then, the Dow climbed a total of 1,910 points over the following four months to register a new record of 14,000 on July 19. Through the end of July, the markets were turbulent as the sub-prime mortgage debacle unfolded. From July 26 through August 6, the Dow roller coaster went up and down with dizzying speed, with some days showing losses as great as 268 points while others showed gains of up to 169 points. But the true second phase of the market sell-off happened during the headiest days of the credit crunch — from August 8 to August 16 — with the Dow experiencing a total loss of 812 points. That was followed by a September rally that recouped most of the lost ground.

The third sell-off period occurred during the final weeks of the year, and lasted from October 11 through November 26 — when the Dow shed a total of 1,400 points, as the sub-prime mess erupted into a full-blown credit crisis involving banks and financial institutions. Even the tech sector — one of the strongest performers for the year — saw a steep pullback at the end of October. However, after each sell-off, the markets rebounded, and in some cases — as in the February drop — the markets moved into a long period of steady uphill climb.

To push our roller coaster metaphor even further — the number of extreme single day swings was even greater than the sell-off periods. In 2007, the Dow saw no less than eight days of single-day losses of more than 200 points (the largest being 314 points) and six days of gains of more than 169 points (with the largest being 319 points). Most telling, perhaps, is that on three separate days (August 16, 17, and November 8) the day's close showed little movement, yet during the day the Dow had swooned more than 442 points. On November 8, for example, the Dow fell 462 points before climbing back to a 64 point loss at day's end.

We believe the year's turbulence emphasizes a trend that has become more noticeable with each passing year: high-levels of short-term volatility and economic concerns unfolding against a backdrop of unusual global economic stability. The fact that so many people felt so unsettled even while the markets remained up for the year should tell us something about the disconnect between how people feel and what has actually been happening.

Global Growth and Earnings

Fifty years ago it was perfectly fair to say "as goes the U.S. economy, so go U.S. companies and their stocks." Today that no longer holds true. Earnings this year indicate that the trajectory of companies is different and more positive than that of countries and that the United States is no longer the sole guide to the health of U.S. firms. While U.S. GDP grew a paltry 0.6% in the first quarter of 2007, the companies of the S&P 500 Index registered nearly 8% growth. And, while economic data still matters, it is no longer a good idea to use the U.S. economy as an automatic proxy for how U.S. companies, or their stock prices, will perform.

The world economy has grown at a 4% annual pace for the past several years; according to BCA research, this has been the strongest expansion phase since 1960. And earnings for many companies — especially innovative growth companies — continue to benefit from very strong international growth, which has begun to "decouple" from dependence on the U.S. economy. One consumer company recently reported 2% growth in the U.S. market and 17% growth abroad with more than 50% growth in China alone. In fact, global equity markets have been on a tear and many U.S.-listed companies are benefiting from the same global growth trends. Especially for the larger companies of the S&P 500, the U.S. is simply one market, albeit a large and vital aspect of their global business model.

The weakness of the U.S. dollar is yet one more factor that has benefited U.S. companies doing business outside of the United States. Corporate profits have been boosted by a continuing weak dollar which inflates the reported dollar profits of U.S.-listed companies.

At the same time, global interest rates have compressed, with both short-term and long-term rates as well as corporate and government rates converging between 4% and 5%. One negative consequence of that compression is that many fixed-income managers have taken oversize risks in an attempt to generate above average returns, and the consequences of those risks has been nothing short of a debacle for many funds and for financial institutions exposed to housing and mortgage-backed securities.

The Sub-Prime Mortgage Mess

In August, the mortgage mess transmogrified into a global financial panic that seemed on the verge of draining not just excess liquidity out of the system but all liquidity. If that had happened — and there was some risk that it was about to — financial systems would have ground to a halt. Short-term liquidity in the form of commercial paper is to the financial system what water is to the body. Without it, all bets are — literally — off.

What threatened the financial system was that the leveraged exposure was substantially greater than the actual size of defaults or outstanding low-credit loans. Wall Street didn't simply "securitize" loans by slicing and dicing them. It buried them in packages of other loans and then bundled them with higher credit loans. When mortgage defaults began to rise on the lower end of the spectrum, many Wall Street institutions and hedge funds realized that they didn't really know which of these various loan derivatives were good and which were bad. The result was that trading in almost anything mortgage-related froze in the middle of July, creating a domino effect. Lenders and mortgage brokers tightened lending standards and banks demanded more collateral, not just for home loans, but for credit lines to hedge funds and private equity firms. Suddenly, getting a loan of any sort went from incredibly easy to astonishingly difficult.

That crisis was — at least temporarily — averted by the action of the Federal Reserve which cut the Fed funds rate by 50 basis points (one-half a percentage point) to 4.75% in mid-September, and followed up with additional quarter point cuts on October 31, and December 11 (and, as of this writing, an additional "emergency rate cut" of 75 basis points on January 11, 2008 to effectively mitigate stress from that weekend's global market crisis). These rate cuts were a sometimes welcome and perhaps essential step in preventing the mortgage mess from imperiling the financial system. Whether or not the cuts will have any lasting impact, or if they were merely a demonstration that the Fed could and would act if necessary, remains to be seen.

Our conclusion: it will continue to be a painful and dislocating period for real estate and for millions of people exposed to its descent. Low-end consumers, and many in the middle, will feel the pain. As adjustable-rate mortgages reset, there will be substantial numbers of foreclosures. Some Wall Street investment firms will lose money; many already have. But we do not believe that the global financial system is in jeopardy, nor do we think that the housing bust will severely dent corporate profits in those sectors of the economy not directly exposed to housing and mortgage-backed financial instruments. One unintended consequence is that stocks may ultimately benefit from the meltdown if investors find themselves turning to equities as a safe haven.

Portfolio Matters

Alger American Growth Portfolio

The Alger American Growth Portfolio returned 19.94% for the year ending December 31, 2007, compared with a return of 11.82% for the Russell 1000 Growth Indexiii.

Information Technology represented an average weight of 30.22%, an overweight compared to the benchmark. It outperformed in this sector buoyed by strong performances from MEMC Electronic Materials, Inc., a global supplier of silicon wafers to the semiconductor industry, Nintendo Co. Ltd., the popular game manufacturer, and Apple, Inc.

At an average weight of 7.15%, the Portfolio was overweight the benchmark in the Energy sector and outperformed. Oil and gas drilling and services saw particular prominence in this sector, with leading contributions from National Oilwell Varco, an international oil and gas drilling company, Transocean, Inc., the world's largest offshore drilling company, and Cameron International Corp., the leading Oil and gas products and services provider in down stream applications.

In the Industrials sector, the Portfolio was underweight the benchmark at an average weight of 11.37%, but outperformed, with solid contributions from First Solar, Inc., a manufacturer of thin film solar modules for solar power plants, General Dynamics Corp., a leading defense industry contractor, and ITT Corp.

At an average weight of 12.94%, the Portfolio was underweight and underperformed the benchmark in Health Care, despite strong performances from Intuitive Surgical, Inc., a leader in surgical robotics, and the pharmaceuticals distributor Merck & Co. Inc.

The Portfolio saw mild detractors across sectors. Consumer Discretionary showed detractors in Starbucks Corp., Comcast Corp., and J.C. Penney Co., Inc. In the wake of the financial crisis, Bear Stearns Cos. showed diminished returns as did Amgen, Inc. in the Health Care sector.

Alger American Small Capitalization Portfolio

For the year ending December 31, 2007, The Alger American Small Capitalization Portfolio gained 17.24% compared to the Russell 2000 Growth Indexiv which returned 7.05%.

In the Industrials sector the Portfolio was underweight compared to the benchmark at an average weight of 14.22%, and outperformed. FTI Consulting, Inc., a global business advisory firm was the prominent performer in this sector, followed by BE Aerospace, Inc., the world's leading provider of cabin interior products for commercial aircraft, and Bucyrus International, Inc. a manufacturer for the surface mining industry.

Our holdings in the Health Care sector were underweight the benchmark at an average weight of 17.69%, but outperformed. Ventana Medical Systems, Inc., one of the world's leading developers and manufacturers of medical diagnostic instruments and technology, was among the top performers. Other top holdings included Hologic, Inc., a manufacturer of proprietary x-ray systems, and Onyx Pharmaceuticals, Inc., a developer of cancer treatments based on a molecular understanding of cancer.

Our holdings in the Energy sector represented an average weight of 7.82%, an overweight to the benchmark and the Portfolio outperformed. Leading contributors included Petrobank Energy & Resources, Ltd., a Calgary-based oil and natural gas exploration and production company, Carrizo Oil & Gas, Inc. an independent explorer and producer of natural gas and oil, and T3 Energy Services, Inc., a provider of well-control services to the oil and gas industry.

At an average weight of 15.86% the Portfolio's holdings in the Consumer Discretionary sector were underweight the benchmark, but outperformed. Significant contributors included Priceline.com, Inc., the leading travel service for value-conscious leisure travelers, Deckers Outdoor Corp., a manufacturer of function-oriented, high-performance outdoor footwear, and LKQ Corp., a provider of late model and recycled automobile parts.

Overall, the Portfolio showed strong performance across sectors. Coldwater Creek, Inc., a women's apparel and accessories retailer, American Reprograhics Co., a provider of document management services to the construction industry, and InterNAP Network Services Corp., a provider of business network optimization solutions were the major detractors.

Alger American Income and Growth Portfolio

The Alger American Income and Growth Portfolio gained 10.13% for the year ending December 31, 2007, compared to the Russell 1000 Growth Indexv return of 11.82%.

Information Technology at an average weight of 18.79% of the Portfolio's holdings was underweight the benchmark but outperformed. Leading contributors included Nintendo Co., Ltd., Microsoft Corp., and Google, Inc.

The Portfolio's Energy holdings, at an average weight of 9.01%, were overweight the benchmark and outperformed with strong performances from Diamond Offshore Drilling, Inc., a leading deepwater drilling contractor, Transocean, Inc., the world's largest offshore drilling company, and Exxon Mobil Corp.

In the Consumer Staples sector the Portfolio was overweight the benchmark at 11.23% and outperformed. Prominent contributors included CVS Caremark Corp., Procter & Gamble Co., and Coca-Cola Co.

In the Industrial sector, at an average weight of 12.25%, the Portfolio was underweight and underperformed the benchmark, despite solid contributions from United Technologies Corp., a manufacturer of products including heating and air conditioning, security systems and aerospace systems, Joy Global Inc., the world's foremost provider of mining equipment, and General Dynamics Corp.

The Portfolio suffered poorer performances, particularly in the Financials sector from Wachovia Corp., and Citigroup, Inc., and in Consumer Discretionary from Warner Music Group Corp.

Alger American Balanced Portfolio

The Alger American Balanced Portfolio returned 12.37% for the year ending December 31, 2007, compared to the Russell 1000 Growth Index which returned 11.82%.

Information Technology represented an average weight of 29.18% of the Portfolio's equity holdings, an overweight compared to the benchmark, and outperformed in this sector. Strong performers included Research MEMC Electronic Materials, Inc., Nintendo Co., Ltd., and Apple, Inc. The Portfolio also showed an outperformance in the energy sector, where the Portfolio was overweight the benchmark at an average weight of 7.06%. Prominent contributors included National Oilwell Varco, Cameron International Corp., and Transocean, Inc.

At an average weight of 11.83% the Portfolio was underweight the benchmark in the Industrials sector and showed a comparable performance. Leading contributions came from ITT Corp., General Dynamics, Inc., and First Solar, Inc.

In the Consumer Staples sector, the Portfolio, at an average weight of 10.61% was overweight and underperformed the benchmark, despite strong performances from the Altria Group, Inc., Procter & Gamble Co., and PepsiCo, Inc.

In its equities holdings the Portfolio saw weaker performances in the Consumer Discretionary sector from Starbucks Corp., and Comcast Corp., and in Financials from Citigroup, Inc.

The U.S. Fixed Income market was able to limp into year-end as several large Brokers and Money Center Banks took large losses on the continued deterioration of the subprime market. Tumultuous market conditions saw investors flee to the safety of U.S. Treasuries. Additionally, the Federal Reserve unveiled new plans to help liquidity after the LIBOR rate (the world's most widely used benchmark for short-term interest rates) became disconnected from the Fed Funds Rate during the volatile summer. Initiating auctions for as much as $20 billion the Treasury could provide funding for banks at sub-LIBOR levels more representative of the current Fed Funds rate. As such, the success of this effort became a valuable new tool for managing monetary policy.

For the year ending December 31, 2007, the fixed income portion of the Alger American Balanced Portfolio returned 5.61% versus the Lehman Brothers Government/Credit Bond Indexvi return of 7.24%. As of December 31, 35% of the fixed income portfolio was in corporate securities, 34% in Mortgage/ABS, 20% in Treasuries, 8% in Agencies and 2% in cash

Alger American MidCap Growth Portfolio

For the year ending December 31, 2007, the Alger American MidCap Growth Portfolio gained 31.56%, compared to the Russell MidCap Growth Indexvii with a return of 11.42%.

Information Technology, at an average weight of 23.68%, was overweight to the benchmark and showed a significant outperformance with key contributions from MEMC Electronic Materials, Inc., Nintendo Co. Ltd., and Apple, Inc.

We were underweight compared to the benchmark in the Industrials sector at an average weight of 11.96% but outperformed. Leading contributors included McDermott International, Inc., a worldwide energy services company, First Solar, Inc., and BE Aerospace, Inc.

Our holdings in Consumer Discretionary, at an average weight of 20.03%, approximated the benchmark, and outperformed. Strong performances were contributed by TomTom NV, a provider of GPS products and solutions, GameStop Corp., the world's largest video game retailer, the international auction company, Sotheby's, and Bally Technologies, Inc.

In the Energy sector, the Portfolio was underweight the benchmark at an average weight of 8.91% and outperformed, due to solid performances from National Oilwell Varco, Inc., Transocean, Inc., and Petrobank Energy & Resources, Ltd.

The Portfolio showed consistent performance across sectors. Detractors included Isilon Systems, Inc., a provider of network storage solutions for digital files, Titanium Metals Corporation, the world's largest supplier of high quality titanium metal products, and Allscripts Healthcare Solutions, Inc., a provider of management services and solutions for physicians, hospitals, and clinical education.

Alger American Leveraged AllCap Portfolio

The Alger American Leveraged AllCap Portfolio gained 33.53% for the year ending December 31, 2007, compared to the Russell 3000 Growth Indexv return of 11.39%. Information Technology represented an average weight of 33.33% of the Portfolio's holdings, an overweight to the benchmark and outperformed. Strong IT performers included MEMC Electronic Materials, Inc., Google, Inc., and Apple, Inc.

Energy stocks accounted for an average weight of 8.20% of the Portfolio, an overweight to the benchmark and outperformed with prominent performances from companies including Petrobank Energy & Resources, Ltd., Valero Energy Corp., and Weatherford International Ltd., a provider of oilfield services equipment.

In the Health Care sector, the Portfolio was underweight the benchmark at 13.78%, but outperformed due to substantial returns by Onyx Pharmaceuticals, Inc., United Therapeutics Corp., and Intuitive Surgical, Inc.

The Portfolio's industrial holdings, at an average weight of 8.42%, were underweight to the benchmark and outperformed. Strong performers included Armor Holdings, Inc., BE Aerospace, Inc., and General Dynamics, Corp.

The Portfolio saw minor detractors across sectors from Rambus, Inc., a provider of high-speed interface technology, Accor SA, one of the world's largest hotel groups, and NutriSystem, Inc.

In Summary

Wall Street tends to react to sudden changes in the status quo with apocalyptic rhetoric. Though we don't take the psychology of the markets lightly, proprietary indicators that we have used for many decades suggest that while these roller coaster movements may continue, the fundamental picture for many growth companies remains positive.

With continued global expansion, the unwinding of the mortgage mess and what likely will be a hectic and turbulent U.S. election season, 2008 looks to be unsettled in the equity markets. Swoons which came fast and furious in 2007 may happen even faster and be even more furious.

But the fundamentals of the economy, of companies in general, and of the domestic and global equity markets do not seem to us either weak or overvalued. As bottom-up stock pickers, we believe these market sell-offs offer excellent opportunities to add or increase positions in growth companies whose opportunities are, in fact, just beginning.

Respectfully submitted,

Daniel C. Chung	Zachary Karabell

Chief Investment Officer	Chief Economist

i  Standard & Poor's 500 Index is an index of the 500 largest and most profitable companies in the United States.

ii  The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

iii  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

iv  The Russell 2000 Growth Index is an unmanaged index designed to measure the performance of the 2000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

v  The Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

vi  Lehman Brothers Government/Credit Bond Index is an index designed to track performance of government and corporate bonds.

vii  The Russell Midcap Growth Index is an unmanaged index designed to measure the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Investors can not invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the annual period return of Class O shares prior to the deduction of any sales charges. The performance data quoted represents past performance, which is not an indication or guarantee of future results. The investment return and principal value of an investment in a portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund's management in this report are as of the date of the shareholder letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Any securities mentioned should be considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each portfolio which is included in this report for a complete list of portfolio holdings as of December 31, 2007. Securities mentioned in the shareholder letter, if not found in the Schedule of Investments, were held by the Fund during the Fund's fiscal year.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Portfolios that invest in fixed-income securities, such as the Balanced Portfolio, are subject to the fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. These portfolios are also subject to the risk of a decline in the value of the portfolio's securities in the event of an issue's falling credit rating or actual default. Portfolios that participate in leveraging, such as the Leveraged AllCap Portfolio, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Portfolio's Prospectus.

Mutual fund portfolios are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

Before investing, carefully consider the Portfolio's investment objective, risks and charges and expenses. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at (800) 992-3863, or visiting our website at www.alger.com, or contacting the Fund's distributor, Fred Alger & Company, Incorporated, 111 Fifth Avenue, New York 10003. Member NYSE, SIPC. Read the prospectus carefully before investing.

ALGER AMERICAN GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Growth Class O shares and the Russell 1000 Growth Index for the ten years ended December 31, 2007. Figures for the Alger American Growth Class O shares and the Russell 1000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class O (Inception 1/9/89) Russell 1000 Growth Index	19.94% 11.82%	15.04% 12.11%	7.23% 3.83%	12.83% 10.54%
Class S (Inception 5/1/02) Russell 1000 Growth Index	19.63% 11.82%	14.75% 12.11%	— —	7.04% 6.48%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Portfolio Highlights Through December 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Small Capitalization Class O shares and the Russell 2000 Growth Index for the ten years ended December 31, 2007. Figures for both the Alger American Small Capitalization Class O shares and the Russell 2000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American Small Capitalization Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class O (Inception 9/21/88) Russell 2000 Growth Index	17.24% 7.05%	22.24% 16.50%	5.52% 4.32%	11.88% 8.11%
Class S (Inception 5/1/02) Russell 2000 Growth Index	16.94% 7.05%	21.94% 16.50%	— —	13.50% 8.16%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Income and Growth Class O shares and the Russell 1000 Growth Index for the ten years ended December 31, 2007. Figures for the Alger American Income and Growth Class O shares and the Russell 1000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class O (Inception 11/15/88) Russell 1000 Growth Index	10.13% 11.82%	11.76% 12.11%	6.72% 3.83%	10.02% 10.66%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER AMERICAN BALANCED PORTFOLIO

Portfolio Highlights Through December 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger American Balanced Class O shares, the Russell 1000 Growth Index, and the Lehman Brothers Government/Credit Bond Index for the ten years ended December 31, 2007. Figures for the Alger American Balanced Class O shares, the Russell 1000 Growth Index (an unmanaged index of common stocks), and the Lehman Brothers Government/Credit Bond Index (an unmanaged index of government and corporate bonds), include reinvestment of dividends and/or interest. Performance for the Alger American Balanced Class S shares will vary from the results shown above due to differences in expenses that class bears and cash flows to that share class.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class O (Inception 9/5/89) Russell 1000 Growth Index Lehman Brothers Gov't/Credit Bond Index	12.37% 11.82% 7.24%	9.69% 12.11% 4.44%	8.48% 3.83% 6.01%	9.11% 9.38% 7.30%
Class S (Inception 5/1/02) Russell 1000 Growth Index Lehman Brothers Gov't/Credit Bond Index	14.49% 11.82% 7.24%	9.87% 12.11% 4.44%	— — —	7.02% 6.48% 5.57%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger American MidCap Growth Class O shares and the Russell Midcap Growth Index for the ten years ended December 31, 2007. Figures for the Alger American MidCap Growth Class O shares and the Russell Midcap Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American MidCap Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class O (Inception 5/3/93) Russell Midcap Growth Index	31.56% 11.42%	21.60% 17.89%	12.63% 7.59%	15.55% 10.77%
Class S (Inception 5/1/02) Russell Midcap Growth Index	31.27% 11.42%	21.31% 17.89%	— —	12.56% 10.67%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Portfolio Highlights Through December 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger American Leveraged AllCap Class O shares and the Russell 3000 Growth Index for the ten years ended December 31, 2007. Figures for the Alger American Leveraged AllCap Class O shares and the Russell 3000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for Alger American Leveraged AllCap Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS O (INCEPTION 1/25/95) Russell 3000 Growth Index	33.53% 11.39%	21.58% 12.42%	12.04% 3.82%	16.59% 9.07%
CLASS S (INCEPTION 5/1/02) Russell 3000 Growth Index	33.20% 11.39%	21.24% 12.42%	— —	12.16% 6.60%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

THE ALGER AMERICAN FUND

Portfolio Summary*

December 31, 2007 (Unaudited)

SECTORS	AMERICAN GROWTH PORTFOLIO	AMERICAN SMALL CAPITALIZATION PORTFOLIO	AMERICAN INCOME AND GROWTH PORTFOLIO	AMERICAN MIDCAP GROWTH PORTFOLIO	AMERICAN LEVERAGED ALLCAP PORTFOLIO
Consumer Discretionary	6.2%	13.7%	10.6%	13.9%	15.1%
Consumer Staples	7.6	2.2	11.2	2.2	4.8
Energy	8.5	8.3	8.8	11.1	9.2
Financials	10.1	7.1	14.2	8.2	8.3
Health Care	17.2	18.0	11.7	13.1	12.6
Industrials	9.9	15.4	15.2	13.9	9.5
Information Technology	33.3	26.1	17.1	25.3	32.7
Materials	2.7	3.6	2.8	2.3	2.5
Telecommunication Services	0.8	1.8	5.9	1.7	1.2
Utilities	0.9	1.6	1.3	1.6	0.0
Cash and Net Other Assets	2.8	2.2	1.2	6.7	4.1
	100.0%	100.0%	100.0%	100.0%	100.0%

SECTORS/SECURITY TYPES	AMERICAN BALANCED FUND
Consumer Discretionary	5.8%
Consumer Staples	6.0
Energy	5.5
Financials	6.3
Health Care	11.7
Industrials	7.9
Information Technology	20.4
Materials	1.0
Telecommunication Services	0.4
Utilities	0.6
Total Common Stocks	65.6%
Corporate Obligations	16.8%
U.S. Agency Obligations	9.5
U.S. Treasury Obligations	6.7
Total Obligations	33.0%
Cash and Net Other Assets	1.4%
100.0%

*  Based on net assets for each Portfolio.

THE ALGER AMERICAN FUND | ALGER AMERICAN GROWTH PORTFOLIO

Schedule of Investments December 31, 2007

COMMON STOCKS—97.2%	SHARES	VALUE
AEROSPACE & DEFENSE—4.9%
Boeing Company	140,350	$12,275,011
General Dynamics Corporation	183,000	16,285,170
		28,560,181
AUTO EQUIPMENT & SERVICE—.7%
Cummins Inc.	33,800	4,305,106
BEVERAGES—1.5%
PepsiCo, Inc.	112,700	8,553,930
BIOTECHNOLOGY—2.2%
Genentech, Inc.*	107,500	7,210,025
Gilead Sciences, Inc.*	119,100	5,479,791
		12,689,816
CHEMICALS—.9%
Monsanto Company	47,600	5,316,444
COMMUNICATION EQUIPMENT—6.3%
Cisco Systems, Inc.*	563,250	15,247,177
Nokia Oyj ADR#	131,900	5,063,641
QUALCOMM Inc.	179,950	7,081,033
Research In Motion Limited*	78,800	8,935,920
		36,327,771
COMPUTERS & PERIPHERALS—6.6%
Apple Computer, Inc.*	115,350	22,848,528
Hewlett-Packard Company	157,700	7,960,696
Memc Electronic Materials, Inc.*	79,300	7,017,257
		37,826,481
COMPUTER TECHNOLOGY—1.4%
NAVTEQ*	108,600	8,210,160
CONGLOMERATE—2.4%
ITT Corporation	210,900	13,927,836
DIVERSIFIED FINANCIAL SERVICES—1.0%
NYSE Euronext Inc.	66,300	5,819,151
ELECTRONICS—2.6%
Nintendo Co., Ltd. ADR#	110,725	8,288,397
SONY CORPORATION ADR#	122,000	6,624,600
		14,912,997
ENERGY—.9%
First Solar, Inc.*	19,315	5,159,809
ENERGY EQUIPMENT & SERVICES—6.2%
Cameron International Corp.*	119,200	5,737,096
National-Oilwell Varco Inc.*	106,300	7,808,798
Schlumberger Limited	103,150	10,146,866
Transocean Inc.*	84,400	12,081,860
		35,774,620
ENGINEERING—1.0%
Fluor Corp.	40,200	5,857,944
FINANCE—.7%
IntercontinentalExchange Inc.*	21,000	4,042,500

THE ALGER AMERICAN FUND | ALGER AMERICAN GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
FINANCIAL SERVICES—6.6%
Alibaba.com Corporation*	563,600	$1,998,556
AllianceBernstein Holding LP	48,400	3,642,100
BM&F (Bolsa de Mercadorias e Futuros)*	8,300	116,573
Bovespa Holding SA*	258,200	4,975,427
CME Group Inc.	10,850	7,443,100
Nymex Holdings Inc.	108,600	14,510,046
UBS AG	118,450	5,448,700
		38,134,502
FOOD & STAPLES RETAILING—2.2%
Walgreen Co.	229,900	8,754,592
Whole Foods Market, Inc.	99,500	4,059,600
		12,814,192
HEALTH CARE EQUIPMENT & SUPPLIES—5.1%
Beckman Coulter, Inc.	67,800	4,935,840
Hologic, Inc.*	86,100	5,909,904
Intuitive Surgical, Inc.*	15,800	5,127,100
St. Jude Medical, Inc.*	172,000	6,990,080
Zimmer Holdings, Inc.*	99,700	6,595,155
		29,558,079
HEALTH CARE PROVIDERS & SERVICES—1.2%
Quest Diagnostics Incorporated	130,600	6,908,740
HOTELS, RESTAURANTS & LEISURE—1.8%
Accor SA	64,200	5,132,198
Starbucks Corporation*	260,900	5,340,623
		10,472,821
HOUSEHOLD DURABLES—.5%
Harman International Industries, Incorporated	35,600	2,624,076
HOUSEHOLD PRODUCTS—2.0%
Procter & Gamble Company	153,750	11,288,325
INDUSTRIAL CONGLOMERATES—1.3%
General Electric Company	198,100	7,343,567
INFORMATION TECHNOLOGY SERVICES—1.0%
Cognizant Technology Solutions Corporation Cl. A*	168,400	5,715,496
INTERNET & CATALOG RETAIL—2.3%
eBay Inc.*	397,800	13,202,982
INTERNET SOFTWARE & SERVICES—5.0%
Google Inc. Cl. A*	24,550	16,975,834
Yahoo! Inc.*	502,700	11,692,802
		28,668,636
MACHINERY—.7%
Terex Corporation*	60,800	3,986,656
MEDIA—.9%
Focus Media Holding Limited ADR*#	89,500	5,084,495
MEDICAL PRODUCTS—2.2%
Covidien Limited	156,800	6,944,672
Inverness Medical Innovations, Inc.*	103,800	5,831,484
		12,776,156
METALS—1.6%
Titanium Metals Corporation	151,500	4,007,175
Uranium One, Inc.*	564,125	5,047,114
		9,054,289

THE ALGER AMERICAN FUND | ALGER AMERICAN GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
METALS & MINING—1.1%
Freeport-McMoRan Copper & Gold, Inc. Cl. B	61,073	$6,256,318
MULTILINE RETAIL—.8%
Kohl's Corporation*	96,300	4,410,540
OIL & GAS—1.4%
Exxon Mobil Corporation	89,300	8,366,517
PHARMACEUTICALS—6.4%
Abbott Laboratories	132,100	7,417,415
Allergan, Inc.	91,500	5,877,960
Johnson & Johnson	153,900	10,265,130
Merck & Co. Inc.	124,300	7,223,073
Schering-Plough Corporation	238,400	6,350,976
		37,134,554
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.0%
Intel Corporation	268,855	7,167,674
Lam Research Corporation*	103,400	4,469,982
NVIDIA Corporation*	160,800	5,470,416
		17,108,072
SOFTWARE—6.0%
Electronic Arts Inc.*	112,300	6,559,443
Microsoft Corporation	598,730	21,314,788
TomTom NV*	91,400	6,903,146
		34,777,377
TELEPHONES—.8%
China Mobile Ltd. ADR#	56,300	4,890,781
TEXTILES, APPAREL & LUXURY GOODS—1.1%
Coach, Inc.*	211,300	6,461,554
TOBACCO—2.0%
Altria Group, Inc.	150,350	11,363,453
UTILITIES—.9%
Veolia Environnement ADR#	60,000	5,458,800
TOTAL COMMON STOCKS (Cost $498,988,832)		561,145,724
SHORT-TERM INVESTMENTS—2.1%	PRINCIPAL AMOUNT
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 2.75%, 1/2/08 (Cost $12,319,059)	$12,320,000	12,319,059
Total Investments (Cost $511,307,891) (a)	99.3%	573,464,783
Other Assets in Excess of Liabilities	0.7	3,832,927
NET ASSETS	100.0%	$577,297,710

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At December 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $513,097,323 amounted to $60,367,460 which consisted of aggregate gross unrealized appreciation of $80,912,687 and aggregate gross unrealized depreciation of $20,545,227.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND | ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Schedule of Investments December 31, 2007

COMMON STOCKS—97.8%	SHARES	VALUE
AEROSPACE & DEFENSE—3.6%
BE Aerospace, Inc.*	175,900	$9,305,110
Esterline Technologies Corporation*	161,850	8,375,737
SI International Inc.*	202,850	5,572,290
		23,253,137
AIRLINES—.6%
AirTran Holdings, Inc.*	512,950	3,672,722
AUTO COMPONENTS—1.4%
LKQ Corporation*	445,620	9,366,932
AUTO EQUIPMENT & SERVICE—.9%
Tenneco Inc.*	222,600	5,803,182
BIOTECHNOLOGY—3.4%
BioMarin Pharmaceutical Inc.*	172,750	6,115,350
Cubist Pharmaceuticals, Inc.*	160,400	3,289,804
InterMune, Inc.*	163,900	2,184,787
Onyx Pharmaceuticals, Inc.*	125,600	6,985,872
Progenics Pharmaceuticals, Inc.*	216,500	3,912,155
		22,487,968
BUSINESS SERVICES—.7%
TeleTech Holdings Inc.*	225,400	4,794,258
CAPITAL MARKETS—1.2%
Greenhill & Co., Inc.	114,400	7,605,312
CASINOS & RESORTS—1.3%
Bally Technologies Inc.*	170,400	8,472,288
CHEMICALS—1.0%
Zoltek Companies, Inc.*	155,122	6,650,080
COMMERCIAL BANKS—3.0%
Boston Private Financial Holdings, Inc.	218,400	5,914,272
First Midwest Bancorp., Inc.	149,200	4,565,520
Signature Bank*	184,900	6,240,375
Wintrust Financial Corporation	82,200	2,723,286
		19,443,453
COMMERCIAL SERVICES & SUPPLIES—1.6%
FTI Consulting, Inc.*	166,150	10,241,486
COMMUNICATION EQUIPMENT—4.2%
Foundry Networks, Inc.*	315,700	5,531,064
NICE Systems Ltd. ADR*#	227,100	7,794,072
Polycom, Inc.*	291,950	8,110,371
Sonus Networks, Inc.*	988,000	5,760,040
		27,195,547
COMMUNICATION TECHNOLOGY—1.2%
Novatel Wireless, Inc.*	282,200	4,571,640
Time Warner Telecom Inc. Cl. A*	154,100	3,126,689
		7,698,329
COMPUTERS & PERIPHERALS—1.0%
Synaptics Incorporated*	158,904	6,540,489
COMPUTER SERVICES—3.3%
ANSYS, Inc.*	233,700	9,689,202
Digital River, Inc.*	94,600	3,128,422
GSI Commerce, Inc.*	340,600	6,641,700
Internap Network Services Corporation*	281,220	2,342,563
		21,801,887

THE ALGER AMERICAN FUND | ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
COMPUTER TECHNOLOGY—1.1%
Atheros Communications*	227,700	$6,953,958
CONSTRUCTION & ENGINEERING—1.2%
URS Corporation*	147,000	7,986,510
CONTAINERS & PACKAGING—1.1%
Clarcor Inc.	185,300	7,035,841
CORRECTIONAL FACILITIES—1.3%
The Geo Group Inc.*	307,600	8,612,800
DRUGS & PHARMACEUTICALS—1.2%
United Therapeutics Corporation*	79,600	7,772,940
ELECTRIC SERVICES—1.5%
ITC Holdings Corporation	179,900	10,149,958
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS—1.0%
Mellanox Technologies Ltd.*	372,900	6,794,238
ENERGY—1.1%
JA Solar Holdings Co. Ltd. ADR*#	100,100	6,987,981
ENERGY EQUIPMENT & SERVICES—1.7%
Dril-Quip Inc.*	134,995	7,513,822
T-3 Energy Services, Inc.*	82,800	3,892,428
		11,406,250
ENGINEERING—1.2%
Aecom Technology Corp.*	267,700	7,648,189
FINANCIAL INFORMATION SERVICES—.5%
GFI Group Inc.*	33,800	3,235,336
FINANCIAL SERVICES—1.6%
Cohen & Steers, Inc.	155,800	4,669,326
Heartland Payment Systems, Inc.	212,400	5,692,320
		10,361,646
FOOD & BEVERAGES—2.2%
Central European Distribution Corporation*	85,500	4,965,840
Hain Celestial Group Inc. (The)*	286,750	9,176,000
		14,141,840
HEALTH CARE EQUIPMENT & SUPPLIES—4.3%
ArthroCare Corporation*	118,370	5,687,678
Hologic, Inc.*	128,950	8,851,128
Illumina, Inc.*	137,950	8,174,917
Thoratec Corporation*	312,200	5,678,918
		28,392,641
HEALTH CARE PROVIDERS & SERVICES—2.2%
Parexel International Corporation*	185,900	8,978,970
Psychiatric Solutions, Inc.*	168,204	5,466,630
		14,445,600
HOTELS, RESTAURANTS & LEISURE—.6%
Orient-Express Hotels Ltd. Cl. A.	64,800	3,727,296
INSURANCE—1.2%
First Mercury Financial Corporation*	329,100	8,030,040
INTERNET & CATALOG RETAIL—1.3%
Priceline.com Incorporated*	77,000	8,844,220

THE ALGER AMERICAN FUND | ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—3.1%
Acme Packet, Inc.*	392,600	$4,942,834
Allscripts Healthcare Solutions, Inc.*	203,800	3,957,796
DealerTrack Holdings Inc.*	182,000	6,091,540
Omniture Inc.*	151,900	5,056,751
		20,048,921
IT SERVICES—1.1%
Wright Express Corp.*	202,100	7,172,529
LEISURE EQUIPMENT & PRODUCTS—1.1%
LIFE TIME FITNESS, Inc.*	151,450	7,524,036
MACHINERY—2.6%
Actuant Corporation Cl. A	225,100	7,655,651
Bucyrus International, Inc. Cl. A	93,550	9,297,934
		16,953,585
MANUFACTURING—1.1%
Silgan Holdings Inc.	141,700	7,359,898
MEDIA—.9%
NeuStar, Inc. Cl. A*	205,900	5,905,212
MEDICAL DEVICES—.6%
Dexcom Inc.*	423,100	3,735,973
MEDICAL PRODUCTS—3.2%
Inverness Medical Innovations, Inc.*	122,000	6,853,960
Omrix Biopharmaceuticals, Inc.*	200,400	6,961,896
Savient Pharmaceuticals Inc.*	317,200	7,286,084
		21,101,940
MEDICAL TECHNOLOGY—.9%
Acorda Therapeutics Inc.*	270,100	5,931,396
METALS—3.5%
RBC Bearings, Inc.*	203,900	8,861,494
RTI International Metals, Inc.*	57,900	3,991,047
Thompson Creek Metals Co., Inc.*	337,700	5,778,047
Uranium One, Inc.*	482,900	4,320,410
		22,950,998
OIL AND GAS EXPLORATION SERVICES—1.4%
Petrobank Energy and Resources Ltd.*	159,450	9,405,924
OIL & GAS—2.6%
Cal Dive International, Inc.*	320,338	4,241,268
Carrizo Oil & Gas, Inc.*	104,750	5,735,062
Mariner Energy Inc.*	307,900	7,044,752
		17,021,082
OIL: CRUDE PRODUCERS—1.8%
Concho Resources Inc.*	326,230	6,723,600
CVR Energy, Inc.*	212,500	5,299,750
		12,023,350
PHARMACEUTICAL PREPARATIONS—1.5%
Adams Respiratory Therapeutics, Inc.*	160,550	9,591,257
PRINTING—.9%
VistaPrint Limited*	131,200	5,621,920
RESTAURANTS—.4%
McCormick & Schmick's Seafood Restaurants, Inc.*	235,250	2,806,533

THE ALGER AMERICAN FUND | ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
RETAIL—1.6%
bebe Stores, Inc.	336,900	$4,332,534
Phillips-Van Heusen Corporation	159,250	5,869,955
		10,202,489
SAVINGS & LOANS—.5%
FirstFed Financial Corp.*	100,700	3,607,074
SEMICONDUCTOR CAPITAL EQUIPMENT—1.6%
FormFactor Inc.*	144,095	4,769,545
SiRF Technology Holdings, Inc.*	214,440	5,388,877
		10,158,422
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.3%
ON Semiconductor Corporation*	737,300	6,547,224
Tessera Technologies Inc.*	201,500	8,382,400
		14,929,624
SOFTWARE—5.1%
Concur Technologies, Inc.*	149,300	5,406,153
Solera Holdings Inc.*	384,400	9,525,432
Synchronoss Technologies Inc.*	179,100	6,347,304
Taleo Corporation*	132,100	3,933,938
Tibco Software Inc.*	511,500	4,127,805
VeriFone Holdings Inc.*	175,300	4,075,725
		33,416,357
SPECIALTY RETAIL—1.6%
AnnTaylor Stores Corporation*	141,900	3,626,964
Carter's, Inc.*	208,200	4,028,670
DSW Inc. Cl. A*	156,200	2,930,312
		10,585,946
TEXTILES & APPAREL—1.1%
Iconix Brand Group, Inc.*	376,600	7,403,956
TEXTILES, APPAREL & LUXURY GOODS—1.3%
Deckers Outdoor Corporation*	53,000	8,218,180
WIRELESS TELECOMMUNICATION SERVICES—1.3%
SBA Communications Corporation Cl. A*	254,650	8,617,356
TOTAL COMMON STOCKS (Cost $511,798,206)		639,848,312
SHORT-TERM INVESTMENTS—2.2%	PRINCIPAL AMOUNT
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 2.75%, 1/2/08 (Cost $14,098,923)	$14,100,000	14,098,923
Total Investments (Cost $525,897,129) (a)	100.0%	653,947,235
Other Assets in Excess of Liabilities	0.0	33,541
NET ASSETS	100.0%	$653,980,776

  *   Non-income producing security.

  #   American Depositary Receipts.

  (a)  At December 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $526,701,436 amounted to $127,245,799 which consisted of aggregate gross unrealized appreciation of $161,278,595 and aggregate gross unrealized depreciation of $34,032,796.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND | ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Schedule of Investments December 31, 2007

COMMON STOCKS—97.4%	SHARES	VALUE
AEROSPACE & DEFENSE—7.2%
Boeing Company	18,350	$1,604,891
General Dynamics Corporation	16,050	1,428,289
Lockheed Martin Corporation	6,950	731,557
United Technologies Corporation	8,900	681,206
		4,445,943
AIR FREIGHT & LOGISTICS—.3%
UTI Worldwide, Inc.	10,300	201,880
BEVERAGES—3.4%
Anheuser-Busch Companies, Inc.	6,450	337,593
Coca-Cola Company	13,850	849,974
PepsiCo, Inc.	12,250	929,775
		2,117,342
BIOTECHNOLOGY—.8%
Genentech, Inc.*	7,850	526,499
CAPITAL MARKETS—1.5%
Legg Mason, Inc.	7,750	566,912
Morgan Stanley	6,300	334,593
		901,505
CHEMICALS—.5%
Dow Chemical Company (The)	7,750	305,505
COMMERCIAL BANKS—4.7%
Bank of America Corporation	27,900	1,151,154
Cullen/Frost Bankers, Inc.	10,000	506,600
M&T Bank Corporation	5,600	456,792
Wachovia Corporation	20,700	787,221
		2,901,767
COMMERCIAL SERVICES & SUPPLIES—1.6%
Monster Worldwide Inc.*	16,050	520,020
Waste Management, Inc.	14,500	473,715
		993,735
COMMUNICATION EQUIPMENT—2.5%
Cisco Systems, Inc.*	28,980	784,489
QUALCOMM Inc.	19,750	777,163
		1,561,652
COMPUTER SERVICES—1.0%
Akamai Technologies, Inc.*	7,000	242,200
CNET Networks, Inc.*	43,600	398,504
		640,704
COMPUTERS & PERIPHERALS—1.8%
Hewlett-Packard Company	12,100	610,808
Seagate Technology	19,100	487,050
		1,097,858
CONGLOMERATE—1.6%
ITT Corporation	14,700	970,788
DIVERSIFIED FINANCIAL SERVICES—1.8%
Citigroup Inc.	23,050	678,592
Lehman Brothers Holdings Inc.	7,200	471,168
		1,149,760
DIVERSIFIED TELECOMMUNICATION SERVICES—5.5%
AT&T Corp.	28,900	1,201,084
Citizens Communications Company	48,950	623,133
Verizon Communications Inc.	25,900	1,131,571
Windstream Corp.	37,004	481,792
		3,437,580

THE ALGER AMERICAN FUND | ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
ELECTRIC UTILITIES—1.3%
Exelon Corporation	9,650	$787,826
ELECTRONICS—1.6%
Nintendo Co., Ltd. ADR#	11,200	838,384
SONY CORPORATION ADR#	2,800	152,040
		990,424
ENERGY EQUIPMENT & SERVICES—4.7%
Baker Hughes Inc.	8,800	713,680
Diamond Offshore Drilling Inc.	7,950	1,128,900
Rowan Companies	10,150	400,519
Transocean Inc.*	4,617	660,924
		2,904,023
FINANCIAL SERVICES—3.0%
AllianceBernstein Holding LP	11,200	842,800
Lazard Ltd.	8,750	355,950
Nymex Holdings Inc.	4,900	654,689
		1,853,439
FOOD & BEVERAGES—.5%
Hershey Company	7,150	281,710
FOOD & STAPLES RETAILING—1.5%
Wal-Mart Stores, Inc.	13,050	620,267
Whole Foods Market, Inc.	7,450	303,960
		924,227
FOOD PRODUCTS—1.5%
Kraft Foods Inc. Cl. A	27,667	902,774
FREIGHT & LOGISTICS—.5%
FedEx Corp.	3,150	280,885
HEALTH & PERSONAL CARE—.4%
Brookdale Senior Living Inc.	8,850	251,428
HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
Medtronic, Inc.	8,700	437,349
St. Jude Medical, Inc.*	7,650	310,896
		748,245
HEALTH CARE PROVIDERS & SERVICES—2.8%
Cardinal Health, Inc.	12,500	721,875
Quest Diagnostics Incorporated	10,200	539,580
UnitedHealth Group Incorporated	8,550	497,610
		1,759,065
HOTELS, RESTAURANTS & LEISURE—1.7%
Penn National Gaming, Inc.*	5,550	330,503
Starbucks Corporation*	18,550	379,719
Starwood Hotels & Resorts WorldWide, Inc.	7,500	330,225
		1,040,447
HOUSEHOLD DURABLES—.4%
Harman International Industries, Incorporated	3,300	243,243
HOUSEHOLD PRODUCTS—2.4%
Procter & Gamble Company	20,466	1,502,614
INDUSTRIAL CONGLOMERATES—2.8%
General Electric Company	46,600	1,727,462
INSURANCE—1.2%
American International Group, Inc.	13,150	766,645

THE ALGER AMERICAN FUND | ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET & CATALOG RETAIL—2.3%
eBay Inc.*	21,700	$720,223
IAC/InterActiveCorp.*	26,700	718,764
		1,438,987
INTERNET SOFTWARE & SERVICES—3.0%
DealerTrack Holdings Inc.*	9,650	322,985
Google Inc. Cl. A*	1,150	795,202
Yahoo! Inc.*	32,995	767,464
		1,885,651
MACHINERY—1.3%
Oshkosh Truck Corporation	17,650	834,139
MEDIA—5.1%
Disney (Walt) Company	14,850	479,358
DreamWorks Animation SKG, Inc. Cl. A*	26,100	666,594
Lamar Advertising Company, Cl. A	7,600	365,332
Media General, Inc. Cl. A	10,800	229,500
Regal Entertainment Group	27,550	497,829
Warner Music Group Corp.	34,250	207,555
World Wrestling Entertainment, Inc. Cl. A	49,550	731,358
		3,177,526
METALS & MINING—1.1%
Goldcorp, Inc.	20,300	688,779
MULTILINE RETAIL—.8%
Macy's Inc.	9,200	238,004
Nordstrom, Inc.	7,250	266,293
		504,297
OIL & GAS—3.9%
ChevronTexaco Corporation	4,900	457,317
Exxon Mobil Corporation	21,100	1,976,859
		2,434,176
PHARMACEUTICALS—6.4%
Abbott Laboratories	9,950	558,692
Johnson & Johnson	17,550	1,170,585
Merck & Co. Inc.	12,050	700,225
Novartis AG ADR#	4,850	263,404
Pfizer Inc.	35,300	802,369
Schering-Plough Corporation	17,500	466,200
		3,961,475
REAL ESTATE—2.0%
Digital Realty Trust, Inc.	14,950	573,631
DuPont Fabros Technology Inc.*	22,650	443,940
Host Hotels & Resorts Inc.	14,700	250,488
		1,268,059
RESTAURANTS—.9%
Mcdonald's Corporation	9,000	530,190
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.2%
Maxim Integrated Products, Inc.	10,650	282,012
Tessera Technologies Inc.*	8,900	370,240
Texas Instruments Incorporated	21,000	701,400
		1,353,652
SOFTWARE—4.1%
Microsoft Corporation	46,450	1,653,620
Take-Two Interactive Software, Inc.*	40,100	739,845
VeriFone Holdings Inc.*	6,800	158,100
		2,551,565

THE ALGER AMERICAN FUND | ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
TEXTILES & APPAREL—.3%
Cherokee Inc.	6,400	$206,528
TOBACCO—1.9%
Altria Group, Inc.	15,900	1,201,722
WIRELESS TELECOMMUNICATION SERVICES—.4%
Sprint Nextel Corporation	17,050	223,867
TOTAL COMMON STOCKS (Cost $57,839,420)		60,477,588
CONVERTIBLE PREFERRED STOCK—1.2%
METALS & MINING
Freeport-McMoRan Copper & Gold, 6.75% (Cost $504,700)	5,047	757,681
CONVERTIBLE CORPORATE BOND—.2%	PRINCIPAL AMOUNT
ENERGY EQUIPMENT & SERVICES
Transocean Inc., 1.50%, 12/15/37 (Cost $125,000)	$125,000	136,406
SHORT-TERM INVESTMENTS—.2%
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 2.75%, 1/2/08 (Cost $129,990)	130,000	129,990
Total Investments (Cost $58,599,110) (a)	99.0%	61,501,665
Other Assets in Excess of Liabilities	1.0%	619,631
NET ASSETS	100.0%	$62,121,296

  *   Non-income producing security.

  #   American Depositary Receipts.

  (a)  At December 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of 58,683,306 amounted to $2,818,359 which consisted of aggregate gross unrealized appreciation of $7,671,377 and aggregate gross unrealized depreciation of $4,853,018.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments December 31, 2007

COMMON STOCKS—65.5%	SHARES	VALUE
AEROSPACE & DEFENSE—2.9%
Boeing Company	32,400	$2,833,704
General Dynamics Corporation	42,400	3,773,176
		6,606,880
AUTOMOTIVE EQUIPMENT & SERVICES—.4%
Cummins Inc.	7,500	955,275
BEVERAGES—1.1%
PepsiCo, Inc.	33,900	2,573,010
BIOTECHNOLOGY—.9%
Genentech, Inc.*	23,000	1,542,610
Gilead Sciences, Inc.*	11,200	515,312
		2,057,922
CAPITAL MARKETS—.5%
Legg Mason, Inc.	9,100	665,665
Morgan Stanley	10,400	552,344
		1,218,009
COMMUNICATION EQUIPMENT—3.3%
Cisco Systems, Inc.*	123,100	3,332,317
QUALCOMM Inc.	44,600	1,755,010
Research In Motion Limited*	19,500	2,211,300
		7,298,627
COMPUTERS & PERIPHERALS—3.2%
Apple Computer, Inc.*	20,700	4,100,256
Hewlett-Packard Company	27,400	1,383,152
Memc Electronic Materials, Inc.*	20,350	1,800,771
		7,284,179
COMPUTER SERVICES—.3%
Akamai Technologies, Inc.*	16,700	577,820
CONGLOMERATE—1.5%
ITT Corporation	49,700	3,282,188
DIVERSIFIED FINANCIAL SERVICES—.6%
Citigroup Inc.	26,700	786,048
NYSE Euronext Inc.	5,500	482,735
		1,268,783
ELECTRONICS—1.5%
Nintendo Co., Ltd. ADR#	27,700	2,073,503
SONY CORPORATION ADR#	24,600	1,335,780
		3,409,283
ENERGY—.5%
First Solar, Inc.*	3,900	1,041,846
ENERGY EQUIPMENT & SERVICES—3.6%
Cameron International Corp.*	31,600	1,520,908
National-Oilwell Varco Inc.*	27,500	2,020,150
Schlumberger Limited	20,750	2,041,177
Transocean Inc.*	16,783	2,402,486
		7,984,721
FINANCE—.5%
IntercontinentalExchange Inc.*	5,500	1,058,750

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
FINANCIAL SERVICES—3.6%
Alibaba.com Corporation*	144,800	$513,469
AllianceBernstein Holding LP	9,600	722,400
Bovespa Holding SA*	31,200	601,213
CME Group Inc.	2,800	1,920,800
Nymex Holdings Inc.	22,700	3,032,947
UBS AG	26,750	1,230,500
		8,021,329
FOOD & STAPLES RETAILING—1.6%
Walgreen Co.	69,000	2,627,520
Whole Foods Market, Inc.	25,000	1,020,000
		3,647,520
FOOD PRODUCTS—.3%
Kraft Foods Inc. Cl. A	22,500	734,175
FREIGHT & LOGISTICS—.3%
FedEx Corp.	7,300	650,941
HEALTH & PERSONAL CARE—.3%
Brookdale Senior Living Inc.	20,150	572,462
HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
Beckman Coulter, Inc.	12,300	895,440
Hologic, Inc.*	22,100	1,516,944
Intuitive Surgical, Inc.*	3,600	1,168,200
Smith & Nephew Plc. ADR#	6,500	373,230
St. Jude Medical, Inc.*	32,600	1,324,864
Zimmer Holdings, Inc.*	25,600	1,693,440
		6,972,118
HEALTH CARE PROVIDERS & SERVICES—1.7%
Health Net Inc.*	24,200	1,168,860
Quest Diagnostics Incorporated	16,800	888,720
UnitedHealth Group Incorporated	28,800	1,676,160
		3,733,740
HOTELS, RESTAURANTS & LEISURE—1.4%
Accor SA	13,100	1,047,224
Carnival Corporation	7,700	342,573
Starbucks Corporation*	91,500	1,873,005
		3,262,802
HOUSEHOLD PRODUCTS—1.5%
Procter & Gamble Company	45,700	3,355,294
INDUSTRIAL CONGLOMERATES—1.9%
3M Co.	17,500	1,475,600
General Electric Company	77,500	2,872,925
		4,348,525
INFORMATION TECHNOLOGY SERVICES—.4%
Cognizant Technology Solutions Corporation Cl. A*	28,900	980,866
INSURANCE—.6%
American International Group, Inc.	24,500	1,428,350
INTERNET & CATALOG RETAIL—2.2%
eBay Inc.*	97,950	3,250,961
IAC/InterActiveCorp.*	61,100	1,644,812
		4,895,773
INTERNET SOFTWARE & SERVICES—3.4%
DealerTrack Holdings Inc.*	23,000	769,810
Google Inc. Cl. A*	6,200	4,287,176
Yahoo! Inc.*	112,200	2,609,772
		7,666,758

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
MACHINERY—.4%
Terex Corporation*	12,500	$819,625
MEDIA—1.2%
Comcast Corporation Special Cl. A*	96,100	1,741,332
Focus Media Holding Limited ADR*#	15,100	857,831
		2,599,163
MEDICAL PRODUCTS—1.1%
Covidien Limited	28,100	1,244,549
Inverness Medical Innovations, Inc.*	23,600	1,325,848
		2,570,397
METALS—.7%
Titanium Metals Corporation	23,000	608,350
Uranium One, Inc.*	112,500	1,006,515
		1,614,865
METALS & MINING—.7%
Freeport-McMoRan Copper & Gold, Inc. Cl. B	15,699	1,608,206
MULTILINE RETAIL—1.1%
Kohl's Corporation*	9,900	453,420
Macy's Inc.	22,700	587,249
Nordstrom, Inc.	17,800	653,794
Penny, (JC) Co. Inc.	15,400	677,446
		2,371,909
OIL & GAS—1.3%
EOG Resources, Inc.	16,500	1,472,625
Exxon Mobil Corporation	16,600	1,555,254
		3,027,879
PHARMACEUTICALS—4.6%
Abbott Laboratories	35,200	1,976,480
Allergan, Inc.	15,600	1,002,144
Barr Pharmaceuticals, Inc.*	8,200	435,420
Johnson & Johnson	33,100	2,207,770
Merck & Co. Inc.	31,900	1,853,709
Mylan Laboratories Inc.	52,700	740,962
Schering-Plough Corporation	55,200	1,470,528
Wyeth	13,200	583,308
		10,270,321
REAL ESTATE—.7%
Digital Realty Trust, Inc.	15,400	590,898
DuPont Fabros Technology Inc.*	50,300	985,880
		1,576,778
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.3%
Intel Corporation	69,000	1,839,540
Lam Research Corporation*	21,300	920,799
Maxim Integrated Products, Inc.	37,400	990,352
Micron Technology, Inc.*	73,600	533,600
NVIDIA Corporation*	26,200	891,324
		5,175,615
SOFTWARE—5.1%
Electronic Arts Inc.*	13,000	759,330
Microsoft Corporation	143,250	5,099,700
Symantec Corporation*	76,650	1,237,131
Take-Two Interactive Software, Inc.*	115,500	2,130,975
TomTom NV*	28,500	2,152,513
		11,379,649
SPECIALTY RETAIL—.2%
Urban Outfitters, Inc.*	13,800	376,188

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
TEXTILES, APPAREL & LUXURY GOODS—.6%
Coach, Inc.*	43,100	$1,317,998
TOBACCO—1.4%
Altria Group, Inc.	41,400	3,129,012
UTILITIES—.6%
Veolia Environnement ADR#	15,450	1,405,641
WIRELESS TELECOMMUNICATION SERVICES—.4%
NII Holdings Inc. Cl. B*	16,400	792,448
TOTAL COMMON STOCKS (Cost $134,927,832)		146,923,640
CORPORATE BONDS—16.8%	PRINCIPAL AMOUNT
AEROSPACE & DEFENSE—.7%
L-3 Communications Holdings, 3.00%, 8/1/35	$650,000	788,937
Systems 2001 Asset Trust Cl. G, 6.664%, 9/15/13 (a)	741,722	763,974
		1,552,911
BEVERAGES—.3%
PepsiCo, Inc., 4.65%, 2/15/13	580,000	584,554
BUILDING & CONSTRUCTION—.1%
Martin Marietta Materials Inc., 6.25%, 5/1/37	360,000	339,060
CAPITAL MARKETS—.4%
Lehman Brothers Holdings, 6.20%, 9/26/14	350,000	356,951
Morgan Stanley, 5.55%, 4/27/17	620,000	605,688
		962,639
COMMERCIAL BANKS—.6%
Wachovia Bank Commercial Mortgage Trust, 5.342%, 12/15/43	1,400,000	1,398,416
DIVERSIFIED TELECOMMUNICATION SERVICES—.1%
Qwest Corporation, 6.50%, 6/1/17(a)	300,000	288,750
ELECTRIC UTILITIES—1.1%
Exelon Generation Co. LLC, 6.20%, 10/1/17	325,000	323,578
Florida Power Corp., 5.80%, 9/15/17	600,000	624,359
General Electric Capital Corp., 5.625%, 9/15/17	650,000	668,127
Virginia Electric and Power, 5.10%, 11/30/12	255,000	256,371
WPS Resources Co., 6.11%, 12/1/66	600,000	553,450
		2,425,885
ELECTRONICS—.3%
Centerpoint Energy Transition Bond Company, 4.97%, 8/1/14	655,000	662,398
FINANCE—.3%
Capital One Capital III, 7.686%, 8/15/36	650,000	529,879
Toll Brothers Finance Corp., 5.15%, 5/15/15	200,000	181,762
		711,641
FINANCIAL SERVICES—4.5%
American Tower Trust, 5.9568%, 4/15/37 (a)†	1,450,000	1,391,710
Bear Stearns Commercial, 5.064%, 5/14/16 (a)	650,000	659,958
Bear Stearns Commercial Mortgage Securities, 4.888%, 5/14/16 (a)	650,000	658,435
Countrywide Financial Corp., 5.80%, 6/7/12	650,000	475,253
IBM International Group Capital, 5.05%, 10/22/12	1,275,000	1,300,198
JP Morgan Chase Commercial Mortgage SEC CO, 6.066%, 4/15/45	1,900,000	1,980,362
Lazard Group Senior Notes, 6.85%, 6/15/17	600,000	593,618
Morgan Stanley Capital I, 5.178%, 9/15/42	1,595,000	1,595,639
Morgan Stanley Capital I, 5.514%, 11/12/49	1,400,000	1,418,931
		10,074,104

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

CORPORATE BONDS—(CONT.)	PRINCIPAL AMOUNT	VALUE
FOOD PRODUCTS—.3%
General Mills Inc., 5.70%, 2/15/17	$600,000	$593,460
HEALTH CARE PROVIDERS & SERVICES—.5%
CIGNA Corporation, 5.375%, 3/15/17	500,000	479,494
Coventry Health Care, Inc., 6.30%, 8/15/14	640,000	655,888
		1,135,382
INSURANCE—.8%
Liberty Mutual Group, 7.80%, 3/15/37 (a)	1,350,000	1,204,031
XL Capital Ltd, 6.50%, 12/31/49	650,000	569,281
		1,773,312
MACHINERY—.6%
CNH Equipment Trust, 6.05%, 9/15/10†	1,275,000	1,275,000
MANUFACTURING—.9%
Cooper US Inc., 6.10%, 7/1/17	600,000	640,744
Reliance Steel & Aluminum, 6.85%, 11/15/36	1,390,000	1,383,776
		2,024,520
MEDIA—.1%
Comcast Corporation, 6.30%, 11/15/17	275,000	285,844
MISCELLANEOUS—.9%
Jefferson Valley Floating Rate, 6.9875%, 3/20/16(a)†	1,700,000	1,258,376
Rayonier TRS Holdings Inc., 3.75%, 10/15/12(a)	650,000	683,313
		1,941,689
OIL & GAS—1.1%
Inergy LP / Inergy Financial Corp., 8.25%, 3/1/16	653,000	679,120
Tesoro Corp., 6.25%, 11/1/12	800,000	804,000
XTO Energy, Inc., 5.90%, 8/1/12	875,000	907,347
		2,390,467
OIL AND GAS EXTRACTION—.6%
Enterprise Products Partners, 8.375%, 8/1/66	1,350,000	1,384,286
PHARMACEUTICALS—.9%
AstraZeneca PLC, 5.40%, 9/15/12	1,300,000	1,345,390
Johnson & Johnson, 5.15%, 8/15/12	550,000	578,632
		1,924,022
REAL ESTATE—.3%
HCP Inc., 6.70%, 1/30/18	650,000	636,148
RESTAURANTS—.3%
Darden Restaurants Inc., 5.625%, 10/15/12	650,000	661,367
SOFTWARE—.7%
Computer Associates International Inc., 6.50%, 4/15/08	310,000	310,000
Oracle Corporation, 5.25%, 1/15/16	1,300,000	1,299,553
		1,609,553
TELEPHONES—.2%
AT&T Inc., 4.95%, 1/15/13	530,000	533,413
UTILITIES—.2%
Southern Co., 5.30%, 1/15/12	525,000	535,008
TOTAL CORPORATE BOND (Cost $38,375,179)		37,703,829
CONVERTIBLE CORPORATE BOND—.1%
ENERGY EQUIPMENT & SERVICES
Transocean Inc., 1.50%, 12/15/37 (Cost $300,000)	300,000	327,375

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

U.S. GOVERNMENT & AGENCY OBLIGATIONS—16.2%	PRINCIPAL AMOUNT	VALUE
Federal Home Loan Banks, 5.375%, 6/8/12	$700,000	$742,135
5.375%, 5/18/16	1,500,000	1,608,027
Federal Home Loan Mortgage Corporation, 5.60%, 10/17/13	2,100,000	2,119,606
5.50%, 10/15/14	607,407	614,995
5.50%, 1/15/15	1,427,097	1,452,466
5.75%, 6/27/16	1,170,000	1,265,531
5.50%, 10/15/16	1,192,889	1,212,279
5.50%, 12/15/20	1,107,309	1,118,900
6.00%, 8/15/29	1,880,000	1,929,412
6.00%, 3/15/36	1,468,756	1,456,025
Federal National Mortgage Association, 5.00%, 4/1/18	1,042,254	1,045,023
5.50%, 12/25/20	1,203,734	1,218,245
5.50%, 10/25/20	1,350,000	1,363,163
6.625%, 11/15/30	508,000	628,901
6.00%, 4/25/35	1,800,000	1,837,249
Government National Mortgage Association, 5.00%, 5/16/29	1,570,742	1,576,871
U.S. Treasury Bonds, 7.50%, 11/15/16	2,094,000	2,629,115
5.25%, 11/15/28	1,000,000	1,100,547
U.S. Treasury Notes, 6.00%, 8/15/09	1,000,000	1,046,016
3.50%, 11/15/09	3,100,000	3,128,337
5.00%, 8/15/11	1,685,000	1,785,574
4.625%, 8/31/11	1,800,000	1,884,939
4.25%, 8/15/13	1,200,000	1,244,156
4.25%, 11/15/14	900,000	928,759
4.50%, 2/15/16	640,000	666,350
4.75%, 8/15/17	640,000	676,151
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $35,283,842)		36,278,772
SHORT-TERM INVESTMENTS—1.2%
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 2.75%, 1/2/08 (Cost $2,724,792)	2,725,000	2,724,792
Total Investments (Cost $211,611,645)(b)	99.8%	223,958,408
Other Assets in Excess of Liabilities	0.2	494,238
NET ASSETS	100.0%	$224,452,646

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 3.1% of the net assets of the fund except for the following: Jefferson Valley Floating Rate 6.9875%, purchased on 2/9/06 for $1,690,650; and American Tower Trust 5.9568%, purchased on 4/30/07 for $1,450,000, representing 0.6% and 0.6%, respectively, of net assets as of 12/31/07.

  (b)  At December 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of 212,196,870 amounted to $11,761,538 which consisted of aggregate gross unrealized appreciation of $23,243,376 and aggregate gross unrealized depreciation of 11,481,838.

  †  Security is valued at fair value pursuant to procedures approved by the Trustees.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND | ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2007

COMMON STOCKS—93.1%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
BE Aerospace, Inc.*	105,650	$5,588,885
AGRICULTURE—.9%
Mosaic Co.*	38,600	3,641,524
APPAREL—.3%
American Apparel Inc.*	79,400	1,191,000
AUTO COMPONENTS—.9%
LKQ Corporation*	171,800	3,611,236
BEVERAGES—.6%
Hansen Natural Corporation*	49,900	2,210,071
BIOTECHNOLOGY—3.5%
Affymetrix Inc.*	108,400	2,508,376
BioMarin Pharmaceutical Inc.*	52,100	1,844,340
Cephalon, Inc.*	49,200	3,530,592
ImClone Systems Incorporated*	91,605	3,939,015
Onyx Pharmaceuticals, Inc.*	31,800	1,768,716
		13,591,039
BUILDING & CONSTRUCTION—.0%
China Railway Group Ltd.*	42,945	59,152
CAPITAL MARKETS—.5%
Affiliated Managers Group, Inc.*	15,195	1,784,805
CASINOS & RESORTS—1.5%
Bally Technologies Inc.*	114,700	5,702,884
CHEMICALS—.2%
Zoltek Companies, Inc.*	22,200	951,714
COMMERCIAL BANKS—.3%
Boston Private Financial Holdings, Inc.	45,200	1,224,016
COMMUNICATION EQUIPMENT—2.1%
Research In Motion Limited*	71,300	8,085,420
COMPUTERS & PERIPHERALS—6.5%
Apple Computer, Inc.*	77,200	15,291,776
Memc Electronic Materials, Inc.*	108,900	9,636,561
		24,928,337
COMPUTER TECHNOLOGY—1.1%
Atheros Communications*	139,100	4,248,114
CONGLOMERATE—1.4%
ITT Corporation	83,200	5,494,528
CONSTRUCTION & ENGINEERING—3.8%
Chicago Bridge & Iron Company N.V.	86,600	5,234,104
McDermott International, Inc.*	64,350	3,798,580
Shaw Group Inc. (The)*	91,600	5,536,304
		14,568,988
CORRECTIONAL FACILITIES—1.3%
The Geo Group Inc.*	180,500	5,054,000
DRUGS & PHARMACEUTICALS—1.1%
United Therapeutics Corporation*	44,400	4,335,660
ELECTRIC SERVICES—.8%
ITC Holdings Corporation	52,200	2,945,124
ELECTRONICS—1.9%
Nintendo Co., Ltd. ADR#	97,450	7,294,688

THE ALGER AMERICAN FUND | ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS—.2%
Spreadtrum Communications, Inc. ADR*#	58,500	$717,210
ENERGY—3.1%
First Solar, Inc.*	21,900	5,850,366
JA Solar Holdings Co. Ltd. ADR*#	87,500	6,108,375
		11,958,741
ENERGY EQUIPMENT & SERVICES—8.1%
Cameron International Corp.*	151,500	7,291,695
Diamond Offshore Drilling Inc.	45,700	6,489,400
FMC Technologies, Inc.*	61,100	3,464,370
National-Oilwell Varco Inc.*	77,500	5,693,150
Transocean Inc.*	30,161	4,317,547
Vestas Wind Systems A/S*	18,200	1,965,251
Weatherford International Ltd.*	27,600	1,893,360
		31,114,773
ENGINEERING—.4%
Fluor Corp.	10,800	1,573,776
FINANCE—1.4%
IntercontinentalExchange Inc.*	27,200	5,236,000
FINANCIAL SERVICES—6.6%
Alibaba.com Corporation*	204,800	726,232
AllianceBernstein Holding LP	44,000	3,311,000
BM&F (Bolsa de Mercadorias e Futuros)*	31,500	442,416
Bovespa Holding SA*	162,600	3,133,247
CME Group Inc.	3,900	2,675,400
Genpact Limited*	173,400	2,640,882
Hong Kong Exchanges & Clearing Limited	89,800	2,517,434
Lazard Ltd.	34,500	1,403,460
Nymex Holdings Inc.	63,200	8,444,152
		25,294,223
FOOD & BEVERAGES—.8%
Yum! Brands, Inc.	82,400	3,153,448
FOOD & STAPLES RETAILING—1.0%
Whole Foods Market, Inc.	97,800	3,990,240
HEALTH CARE EQUIPMENT & SUPPLIES—3.4%
Hologic, Inc.*	71,700	4,921,488
Intuitive Surgical, Inc.*	10,900	3,537,050
Smith & Nephew Plc. ADR#	25,000	1,435,500
St. Jude Medical, Inc.*	79,900	3,247,136
		13,141,174
HEALTH CARE PROVIDERS & SERVICES—3.7%
Community Health Systems Inc.*	105,200	3,877,672
Health Net Inc.*	36,468	1,761,404
McKesson Corporation	44,900	2,941,399
Quest Diagnostics Incorporated	108,700	5,750,230
		14,330,705
HOTELS AND OTHER LODGING PLACES—.7%
Ctrip.com International Ltd. ADR#	45,700	2,626,379
HOTELS, RESTAURANTS & LEISURE—1.8%
Accor SA	42,350	3,385,492
Scientific Games Corporation*	109,400	3,637,550
		7,023,042
INFORMATION TECHNOLOGY SERVICES—.7%
Cognizant Technology Solutions Corporation Cl. A*	83,800	2,844,172

THE ALGER AMERICAN FUND | ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—1.3%
DealerTrack Holdings Inc.*	53,650	$1,795,665
SINA Corp.*	73,000	3,234,630
		5,030,295
LEISURE EQUIPMENT & PRODUCTS—.7%
UbiSoft Entertainment SA*	25,400	2,578,557
MACHINERY—.9%
Oshkosh Truck Corporation	76,100	3,596,486
MEDIA—.8%
Focus Media Holding Limited ADR*#	57,400	3,260,894
MEDICAL PRODUCTS—1.3%
Inverness Medical Innovations, Inc.*	33,000	1,853,940
Metabolix, Inc.*	140,100	3,334,380
		5,188,320
METALS—1.8%
Thompson Creek Metals Co., Inc.*	63,100	1,079,641
Titanium Metals Corporation	119,600	3,163,420
Uranium One, Inc.*	283,500	2,536,418
		6,779,479
METALS & MINING—.2%
Paladin Resources Limited*	152,950	888,640
OIL & GAS—.5%
Mariner Energy Inc.*	77,000	1,761,760
OIL AND GAS EXPLORATION SERVICES—.9%
Petrobank Energy and Resources Ltd.*	56,800	3,350,621
OIL: CRUDE PRODUCERS—.6%
Concho Resources Inc.*	118,000	2,431,980
PHOTOGRAPHY—.5%
Shutterfly, Inc.*	82,200	2,105,964
REAL ESTATE—.4%
DuPont Fabros Technology Inc.*	71,100	1,393,560
RETAIL—2.3%
China Nepstar Chain Drugstore Limited ADR*#	137,700	2,420,766
GAME GROUP PLC	572,700	2,835,233
Sothebys Holdings Inc., Cl. A	95,000	3,619,500
		8,875,499
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.3%
Cree, Inc.*	121,600	3,340,352
Lam Research Corporation*	52,900	2,286,867
NVIDIA Corporation*	82,900	2,820,258
ON Semiconductor Corporation*	266,300	2,364,744
Tessera Technologies Inc.*	109,700	4,563,520
Varian Semiconductor Equipment Associates, Inc.*	135,000	4,995,000
		20,370,741
SOFTWARE—4.8%
Activision, Inc.*	97,400	2,892,780
Net 1 UEPS Technologies, Inc.*	139,290	4,089,554
Solera Holdings Inc.*	184,500	4,571,910
Synchronoss Technologies Inc.*	35,200	1,247,488
TomTom NV*	73,400	5,543,664
		18,345,396

THE ALGER AMERICAN FUND | ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
SPECIALTY RETAIL—4.2%
Gamestop Corp. Cl. A*	146,400	$9,092,904
PETSMART, Inc.	229,100	5,390,723
Urban Outfitters, Inc.*	64,500	1,758,270
		16,241,897
TEXTILES & APPAREL—.6%
Iconix Brand Group, Inc.*	113,597	2,233,317
TRANSPORTATION—1.5%
Textron Inc.	81,200	5,789,560
UTILITIES—.8%
Veolia Environnement ADR#	35,100	3,193,398
WIRELESS TELECOMMUNICATION SERVICES—1.7%
NII Holdings Inc. Cl. B*	41,500	2,005,280
SBA Communications Corporation Cl. A*	137,400	4,649,616
		6,654,896
TOTAL COMMON STOCKS (Cost $323,986,622)		359,586,328
CONVERTIBLE CORPORATE BONDS—.2%	PRINCIPAL AMOUNT
ENERGY EQUIPMENT & SERVICES
Transocean Inc., 1.50%, 12/15/37 (Cost $740,000)	$740,000	807,525
SHORT-TERM INVESTMENT—7.5%
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 2.75%, 1/2/08 (Cost $28,727,805)	28,730,000	28,727,805
Total Investments (Cost $353,454,427) (a)	100.8%	389,121,658
Liabilities in Excess of Other Assets	(0.8)	(3,010,996)
NET ASSETS	100.0%	$386,110,662

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At December 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $357,474,205 amounted to $31,647,453 which consisted of aggregate gross unrealized appreciation of $50,126,015 and aggregate gross unrealized depreciation of $18,478,562.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND | ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Schedule of Investments December 31, 2007

COMMON STOCKS—95.5%	SHARES	VALUE
AEROSPACE & DEFENSE—3.4%
Boeing Company	63,423	$5,546,976
General Dynamics Corporation	103,677	9,226,216
		14,773,192
APPAREL—1.0%
American Apparel Inc.*	300,500	4,507,500
AUTO COMPONENTS—.3%
LKQ Corporation*	65,800	1,383,116
AUTOMOTIVE EQUIPMENT & SERVICES—.9%
Cummins Inc.	30,600	3,897,522
BIOTECHNOLOGY—2.5%
BioMarin Pharmaceutical Inc.*	60,200	2,131,080
Cephalon, Inc.*	45,200	3,243,552
ImClone Systems Incorporated*	58,500	2,515,500
Onyx Pharmaceuticals, Inc.*	54,800	3,047,976
		10,938,108
BUILDING & CONSTRUCTION—.0%
China Railway Group Ltd.*	51,200	70,522
CASINOS & RESORTS—2.4%
Bally Technologies Inc.*	212,800	10,580,416
CHEMICALS—.1%
Zoltek Companies, Inc.*	6,300	270,081
COMMERCIAL SERVICES & SUPPLIES—.2%
Monster Worldwide Inc.*	26,600	861,840
COMMUNICATION EQUIPMENT—3.7%
NICE Systems Ltd. ADR*#	67,800	2,326,896
Research In Motion Limited*	93,500	10,602,900
Sonus Networks, Inc.*	569,900	3,322,517
		16,252,313
COMPUTER SERVICES—2.4%
Satyam Computer Services—ADR#	147,000	3,927,840
Tele Atlas NV*	152,900	6,313,727
		10,241,567
COMPUTER TECHNOLOGY—2.7%
Atheros Communications*	210,300	6,422,562
NAVTEQ*	67,600	5,110,560
		11,533,122
COMPUTERS & PERIPHERALS—5.0%
Apple Computer, Inc.*	79,600	15,767,168
Memc Electronic Materials, Inc.*	47,900	4,238,671
Network Appliance, Inc.*	70,400	1,757,184
		21,763,023
CONGLOMERATE—.8%
ITT Corporation	49,500	3,268,980
CONTAINERS & PACKAGING—1.9%
Pactiv Corporation*	316,097	8,417,663
DRUGS & PHARMACEUTICALS—1.2%
United Therapeutics Corporation*	54,381	5,310,304
ENERGY—2.4%
First Solar, Inc.*	14,100	3,766,674
JA Solar Holdings Co. Ltd. ADR*#	98,700	6,890,247
		10,656,921

THE ALGER AMERICAN FUND | ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
ENERGY EQUIPMENT & SERVICES—6.1%
National-Oilwell Varco Inc.*	19,400	$1,425,124
Transocean Inc.*	69,858	10,000,173
Weatherford International Ltd.*	218,300	14,975,380
		26,400,677
FINANCE—.8%
IntercontinentalExchange Inc.*	17,300	3,330,250
FINANCIAL SERVICES—6.9%
AllianceBernstein Holding LP	41,500	3,122,875
BM&F (Bolsa de Mercadorias e Futuros)*	123,400	1,733,146
Bovespa Holding SA*	229,100	4,414,680
CME Group Inc.	7,662	5,256,132
Lazard Ltd.	98,100	3,990,708
Nymex Holdings Inc.	87,500	11,690,875
		30,208,416
FOOD & STAPLES RETAILING—1.4%
CVS Caremark Corporation	154,000	6,121,500
HEALTH CARE EQUIPMENT & SUPPLIES—2.0%
Hologic, Inc.*	58,450	4,012,008
Illumina, Inc.*	57,400	3,401,524
Intuitive Surgical, Inc.*	4,400	1,427,800
		8,841,332
HEALTH CARE PROVIDERS & SERVICES—.7%
Cardinal Health, Inc.	50,300	2,904,825
Community Health Systems Inc.*	3,200	117,952
		3,022,777
HOTELS AND OTHER LODGING PLACES—.5%
Ctrip.com International Ltd. ADR#	37,800	2,172,366
HOTELS, RESTAURANTS & LEISURE—4.4%
Accor SA	158,800	12,694,596
MGM MIRAGE*	7,800	655,356
Penn National Gaming, Inc.*	96,500	5,746,575
		19,096,527
INFORMATION TECHNOLOGY SERVICES—1.0%
Cognizant Technology Solutions Corporation Cl. A*	128,700	4,368,078
INSURANCE—.3%
American International Group, Inc.	24,700	1,440,010
INTERNET & CATALOG RETAIL—2.0%
eBay Inc.*	262,700	8,719,013
INTERNET SOFTWARE & SERVICES—6.3%
DealerTrack Holdings Inc.*	66,400	2,222,408
Google Inc. Cl. A*	13,800	9,542,424
SINA Corp.*	207,200	9,181,032
Yahoo! Inc.*	282,700	6,575,602
		27,521,466
LEISURE EQUIPMENT & PRODUCTS—.1%
Smith & Wesson Holding Corporation*	49,600	302,560
MACHINERY—1.2%
Oshkosh Truck Corporation	110,200	5,208,052

THE ALGER AMERICAN FUND | ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
MEDIA—2.2%
Dolby Laboratories Inc. Cl. A*	22,800	$1,133,616
DreamWorks Animation SKG, Inc. Cl. A*	95,800	2,446,732
Focus Media Holding Limited ADR*#	93,500	5,311,735
NeuStar, Inc. Cl. A*	17,800	510,504
		9,402,587
MEDICAL PRODUCTS—3.4%
Inverness Medical Innovations, Inc.*	250,000	14,045,000
Northstar Neuroscience, Inc.*	98,700	917,910
		14,962,910
METALS—.2%
Uranium One, Inc.*	104,900	938,519
METALS & MINING—1.1%
Freeport-McMoRan Copper & Gold, Inc. Cl. B	21,100	2,161,484
Paladin Resources Limited*	466,800	2,712,108
		4,873,592
MULTILINE RETAIL—.1%
Macy's Inc.	8,400	217,308
OIL & GAS—1.5%
Aegean Marine Petroleum Network Inc.	74,600	2,863,894
Exterran Holdings Inc.*	17,120	1,400,416
Range Resources Corporation	24,800	1,273,728
Warren Resources Inc.*	77,600	1,096,488
		6,634,526
OIL AND GAS EXPLORATION SERVICES—1.4%
Petrobank Energy and Resources Ltd.*	104,600	6,170,333
PHARMACEUTICAL PREPARATIONS—1.0%
Adams Respiratory Therapeutics, Inc.*	72,900	4,355,046
PHARMACEUTICALS—1.8%
Abbott Laboratories	112,600	6,322,490
Pharmion Corp.*	21,000	1,320,060
		7,642,550
REAL ESTATE—.3%
Digital Realty Trust, Inc.	32,800	1,258,536
RETAIL—1.0%
Sothebys Holdings Inc., Cl. A	118,900	4,530,090
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.8%
Intel Corporation	209,300	5,579,938
Lam Research Corporation*	61,500	2,658,645
ON Semiconductor Corporation*	669,400	5,944,272
Tessera Technologies Inc.*	216,805	9,019,088
Varian Semiconductor Equipment Associates, Inc.*	57,800	2,138,600
		25,340,543
SOFTWARE—4.3%
Microsoft Corporation	90,600	3,225,360
Net 1 UEPS Technologies, Inc.*	142,050	4,170,588
Solera Holdings Inc.*	231,200	5,729,136
TomTom NV*	72,000	5,437,927
		18,563,011
TELECOMMUNICATIONS—.5%
SAVVIS, Inc.*	81,400	2,271,874
TEXTILES & APPAREL—.7%
Iconix Brand Group, Inc.*	160,200	3,149,532

THE ALGER AMERICAN FUND | ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Schedule of Investments (Continued) December 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
TEXTILES, APPAREL & LUXURY GOODS—1.0%
Coach, Inc.*	78,500	$2,400,530
Deckers Outdoor Corporation*	11,500	1,783,190
		4,183,720
TOBACCO—3.4%
Altria Group, Inc.	197,800	14,949,724
WIRELESS TELECOMMUNICATION SERVICES—1.2%
America Movil S.A. de C.V. Series L ADR#	38,150	2,342,028
NII Holdings Inc. Cl. B*	61,800	2,986,176
		5,328,204
TOTAL COMMON STOCKS (Cost $383,898,728)		416,251,819
CONVERTIBLE CORPORATE BOND—.4%	PRINCIPAL AMOUNT
TEXTILES & APPAREL
Iconix Brand Group, Inc., 1.875%, 6/30/12 (Cost $1,650,000)	$1,650,000	1,600,500
SHORT-TERM INVESTMENTS—5.8%
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks. 2.75%, 1/2/08 (Cost $25,328,065)	25,330,000	25,328,065
Total Investments (Cost $410,876,793) (a)	101.7%	443,180,384
Liabilities in Excess of Other Assets	(1.7)	(7,438,363)
NET ASSETS	100.0%	$435,742,021

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At December 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $413,137,462 amounted to $30,042,922 which consisted of aggregate gross unrealized appreciation of $51,342,751 and aggregate gross unrealized depreciation of $21,299,829.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND

Statements of Assets and Liabilities December 31, 2007

	Alger American Growth Portfolio	Alger American Small Capitalization Portfolio	Alger American Income and Growth Portfolio
ASSETS:
Investments in securities, at value (identified cost )* — see accompanying schedules of investments	$573,464,783	$653,947,235	$61,501,665
Cash	13,513	4,684	1,685
Foreign currency**	21,810	—	—
Receivable for investment securities sold	13,608,733	4,807,188	2,209,353
Receivable for shares of beneficial interest sold	905,918	343,975	28,383
Dividends and interest receivable	346,424	46,252	94,574
Prepaid expenses	62,632	36,857	21,941
Total Assets	588,423,813	659,186,191	63,857,601
LIABILITIES:
Payable for investment securities purchased	10,281,470	4,139,869	1,640,387
Payable for shares of beneficial interest redeemed	347,142	473,822	35,417
Due to custodian	—	—	—
Accrued investment management fees	350,035	451,927	28,669
Accrued transfer agent fees	8,535	11,104	4,396
Accrued distribution fees	3,286	20,362	—
Accrued administrative fees	19,720	22,317	2,143
Accrued expenses	115,915	86,014	25,293
Total Liabilities	11,126,103	5,205,415	1,736,305
NET ASSETS	$577,297,710	$653,980,776	$62,121,296
Net Assets Consist of:
Paid in capital	$745,827,497	$520,124,713	$80,588,014
Undistributed net investment income (accumulated loss)	927,938	0	1,012,911
Undistributed net realized gain (accumulated loss)	(231,614,617)	5,805,957	(22,382,184)
Net unrealized appreciation (depreciation) of investments	62,156,892	128,050,106	2,902,555
NET ASSETS	$577,297,710	$653,980,776	$62,121,296
Class O — Net Asset Value Per Share	$49.27	$33.32	$12.12
Class S — Net Asset Value Per Share	$48.84	$32.86	—
SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class O	11,406,740	16,767,457	5,124,484
Class S	313,020	2,900,680	—
*Identified Cost	$511,307,891	$525,897,129	$58,599,110

	Alger American Balanced Portfolio	Alger American MidCap Growth Portfolio	Alger American Leveraged AllCap Portfolio
ASSETS:
Investments in securities, at value (identified cost )* — see accompanying schedules of investments	$223,958,408	$389,121,658	$443,180,384
Cash	289,719	1,207,502	12,571
Foreign currency**	289,565	—	—
Receivable for investment securities sold	5,696,076	15,468	4,765,333
Receivable for shares of beneficial interest sold	209,926	1,020,840	282,319
Dividends and interest receivable	863,434	46,367	161,457
Prepaid expenses	16,834	24,773	22,296
Total Assets	231,323,962	391,436,608	448,424,360
LIABILITIES:
Payable for investment securities purchased	6,398,673	3,159,632	11,284,389
Payable for shares of beneficial interest redeemed	287,351	1,785,180	1,002,682
Due to custodian	—	15,468	—
Accrued investment management fees	128,503	244,072	284,969
Accrued transfer agent fees	7,014	8,245	18,359
Accrued distribution fees	77	3,832	4,414
Accrued administrative fees	7,672	12,846	14,708
Accrued expenses	42,026	96,671	72,818
Total Liabilities	6,871,316	5,325,946	12,682,339
NET ASSETS	$224,452,646	$386,110,662	$435,742,021
Net Assets Consist of:
Paid in capital	$185,811,756	$267,350,314	$405,754,637
Undistributed net investment income (accumulated loss)	4,473,000	379,263	(79,899)
Undistributed net realized gain (accumulated loss)	21,821,127	82,713,854	(2,236,308)
Net unrealized appreciation (depreciation) of investments	12,346,763	35,667,231	32,303,591
NET ASSETS	$224,452,646	$386,110,662	$435,742,021
Class O — Net Asset Value Per Share	$14.61	$23.62	$55.39
Class S — Net Asset Value Per Share	$15.46	$23.21	$54.57
SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class O	15,338,547	15,577,606	7,491,864
Class S	23,461	781,721	380,849
*Identified Cost	$211,611,645	$353,454,427	$410,876,793

**  Value of foreign currency is equal to cost.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND

Statements of Operations

For the year ended December 31, 2007

	Alger American Growth Portfolio	Alger American Small Capitalization Portfolio	Alger American Income and Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$5,286,713	$1,300,508	$1,460,095
Interest	581,659	591,996	33,899
Other income	—	14,655	—
Total Income	5,868,372	1,907,159	1,493,994
EXPENSES:
Management fees—Note 3(a)	4,157,249	5,281,611	390,447
Distribution fees—Note 3(b) Class S	37,881	235,854	—
Administrative fees—Note 3(a)	234,903	260,820	26,697
Interest on line of credit utilized—Note 5	2,119	—	1,882
Custodian fees	59,557	55,788	11,915
Transfer agent fees and expenses—Note 3(d)	51,771	55,561	5,670
Printing fees	102,325	351,500	34,175
Professional fees	43,013	48,214	8,944
Trustees' fees	12,234	12,234	12,234
Miscellaneous	205,583	163,444	21,989
Total Expenses	4,906,635	6,465,026	513,953
Less, expense reimbursements—Note 3(a)	—	—	(33,373)
Net Expenses	4,906,635	6,465,026	480,580
NET INVESTMENT INCOME (LOSS)	961,737	(4,557,867)	1,013,414
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments	87,606,666	93,469,744	9,285,763
Net realized gain(loss) on foreign currency transactions	140,374	—	(370)
Net realized gain(loss) on options written	106,013	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	18,353,555	12,646,746	(3,720,896)
Net change in unrealized appreciation (depreciation) on options	(598,945)	—
Net realized and unrealized gain on investments, options and foreign currency	105,607,663	106,116,490	5,564,497
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,569,400	$101,558,623	$6,577,911
* Foreign withholding taxes	$7,037	$—	$7,510

	Alger American Balanced Portfolio	Alger American MidCap Growth Portfolio	Alger American Leveraged AllCap Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$1,578,772	$1,810,017	$2,692,032
Interest	5,045,511	364,131	231,364
Other income	—	—	—
Total Income	6,624,283	2,174,148	2,923,396
EXPENSES:
Management fees—Note 3(a)	1,816,865	2,818,375	3,032,581
Distribution fees—Note 3(b) Class S	27,460	42,079	51,806
Administrative fees—Note 3(a)	102,358	148,335	149,761
Interest on line of credit utilized—Note 5	4,056	15,676	60,059
Custodian fees	33,309	73,706	65,587
Transfer agent fees and expenses—Note 3(d)	18,731	31,376	22,786
Printing fees	43,745	138,675	105,502
Professional fees	27,096	31,578	38,130
Trustees' fees	12,234	12,234	12,234
Miscellaneous	83,937	109,331	109,268
Total Expenses	2,169,791	3,421,365	3,647,714
Less, expense reimbursements—Note 3(a)	(102,361)	—	(130,953)
Net Expenses	2,067,430	3,421,365	3,516,761
NET INVESTMENT INCOME (LOSS)	4,556,853	(1,247,217)	(593,365)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments	26,457,567	95,372,795	99,399,033
Net realized gain(loss) on foreign currency transactions	29,291	387,383	241,406
Net realized gain(loss) on options written	—	(6,015,661)	(1,451,084)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(589,653)	11,053,525	8,734,351
Net change in unrealized appreciation (depreciation) on options		(301,606)	(441,606)
Net realized and unrealized gain on investments, options and foreign currency	25,897,205	100,496,436	106,482,100
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,454,058	$99,249,219	$105,888,735
* Foreign withholding taxes	$32,301	$10,692	$2,184

See Notes to Financial Statements.

THE ALGER AMERICAN FUND

Statements of Changes in Net Assets

For the year ended December 31, 2007

	Alger American Growth Portfolio	Alger American Small Capitalization Portfolio	Alger American Income and Growth Portfolio
Net investment income (loss)	$961,737	$(4,557,867)	$1,013,414
Net realized gain on investments, options and foreign currency transactions	87,853,053	93,469,744	9,285,393
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	17,754,610	12,646,746	(3,720,896)
Net increase in net assets resulting from operations	106,569,400	101,558,623	6,577,911
Dividends and distributions to shareholders from:
Net investment income
Class O	(1,897,644)	—	(531,299)
Class S	(16,662)	—	—
Net realized gains
Class O	—	—	—
Class S	—	—	—
Total dividends and distributions to shareholders	(1,914,306)	—	(531,299)
Increase (decrease) from shares of beneficial interest transactions:
Class O	(153,707,658)	(54,279,459)	(12,030,898)
Class S	(2,025,508)	837,755	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(155,733,166)	(53,441,704)	(12,030,898)
Total increase (decrease)	(51,078,072)	48,116,919	(5,984,286)
Net Assets:
Beginning of year	628,375,782	605,863,857	68,105,582
END OF YEAR	$577,297,710	$653,980,776	$62,121,296
Undistributed net investment income	$927,938	$—	$1,012,911

	Alger American Balanced Portfolio	Alger American MidCap Growth Portfolio	Alger American Leveraged AllCap Portfolio
Net investment income (loss)	$4,556,853	$(1,247,217)	$(593,365)
Net realized gain on investments, options and foreign currency transactions	26,486,858	89,744,517	98,189,355
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	(589,653)	10,751,919	8,292,745
Net increase in net assets resulting from operations	30,454,058	99,249,219	105,888,735
Dividends and distributions to shareholders from:
Net investment income
Class O	(5,229,295)	—	—
Class S	—	—	—
Net realized gains
Class O	(14,353,492)	(46,058,308)	—
Class S	(12,304)	(2,257,095)	—
Total dividends and distributions to shareholders	(19,595,091)	(48,315,403)	—
Increase (decrease) from shares of beneficial interest transactions:
Class O	(39,581,578)	1,662,737	17,021,385
Class S	(32,932,549)	732,469	(9,037,079)
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(72,514,127)	2,395,206	7,984,306
Total increase (decrease)	(61,655,160)	53,329,022	113,873,041
Net Assets:
Beginning of year	286,107,806	332,781,640	321,868,980
END OF YEAR	$224,452,646	$386,110,662	$435,742,021
Undistributed net investment income	$4,473,000	$379,263	$(79,899)

See Notes to Financial Statements.

THE ALGER AMERICAN FUND

Statements of Changes in Net Assets

For the year ended December 31, 2006

	Alger American Growth Portfolio	Alger American Small Capitalization Portfolio	Alger American Income and Growth Portfolio
Net investment income (loss)	$1,926,610	$(3,855,021)	$531,348
Net realized gain on investments, foreign currency transactions and options	45,510,102	92,155,513	6,315,362
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and options	(16,389,657)	16,989,435	(1,027,593)
Net increase in net assets resulting from operations	31,047,055	105,289,927	5,819,117
Dividends and distributions to shareholders from:
Net investment income
Class O	(896,918)	—	(908,146)
Class S	—	—	(112)
Net realized gains
Class O	—	—	—
Class S	—	—	—
Total dividends and distributions to shareholders	(896,918)	—	(908,258)
Increase (decrease) from shares of beneficial interest transactions:
Class O	(255,560,980)	(78,850,473)	(13,575,484)
Class S	(304,818)	27,401,065	(10,839)
Net decrease from shares of beneficial interest transactions—Note 6	(255,865,798)	(51,449,408)	(13,586,323)
Total increase (decrease)	(225,715,661)	53,840,519	(8,675,464)
Net Assets
Beginning of year	854,091,443	552,023,338	76,781,046
END OF YEAR	$628,375,782	$605,863,857	$68,105,582
Undistributed net investment income (accumulated loss)	$1,926,065	$(3,855,021)	$(530,903)

	Alger American Balanced Portfolio	Alger American MidCap Growth Portfolio	Alger American Leveraged AllCap Portfolio
Net investment income (loss)	$5,045,810	$(1,495,196)	$(623,629)
Net realized gain on investments, foreign currency transactions and options	11,071,260	47,070,557	67,962,789
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and options	(3,415,314)	(10,926,120)	(12,266,095)
Net increase in net assets resulting from operations	12,701,756	34,649,241	55,073,065
Dividends and distributions to shareholders from:
Net investment income
Class O	(4,155,477)	—	—
Class S	(404,093)	—	—
Net realized gains
Class O	(14,015,672)	(46,375,223)	—
Class S	(1,726,857)	(1,754,889)	—
Total dividends and distributions to shareholders	(20,302,099)	(48,130,112)	—
Increase (decrease) from shares of beneficial interest transactions:
Class O	(30,965,017)	(38,471,486)	(51,703,354)
Class S	(11,321,983)	4,766,914	2,202,134
Net decrease from shares of beneficial interest transactions—Note 6	(42,287,000)	(33,704,572)	(49,501,220)
Total increase (decrease)	(49,887,343)	(47,185,443)	5,571,845
Net Assets
Beginning of year	335,995,149	379,967,083	316,297,135
END OF YEAR	$286,107,806	$332,781,640	$321,868,980
Undistributed net investment income (accumulated loss)	$4,932,153	$(1,495,196)	$(623,629)

See Notes to Financial Statements.

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THE ALGER AMERICAN FUND

Financial Highlights for a share outstanding throughout the year

ALGER AMERICAN GROWTH PORTFOLIO	CLASS O
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$41.22		$39.24		$35.12	$33.29	$24.63
Net investment income (loss)	0.08	(i)	0.11	(i)	0.03	0.07	(0.02)
Net realized and unrealized gain on investments	8.12		1.92		4.17	1.76	8.68
Total from investment operations	8.20		2.03		4.20	1.83	8.66
Dividends from net investment income	(0.15)		(0.05)		(0.08)	—	—
Distributions from net realized gains	—		—		—	—	—
Total distributions	(0.15)		(0.05)		(0.08)	—	—
Net asset value, end of year	$49.27		$41.22		$39.24	$35.12	$33.29
Total return	19.94%		5.18%		12.00%	5.50%	35.16%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$562,009		$613,742		$839,841	$1,028,652	$1,115,959
Ratio of expenses to average net assets	0.83%		0.83%		0.81%	0.86%	0.85%
Ratios of net investment income (loss) to average net assets	0.17%		0.27%		0.10%	0.21%	(0.05)%
Portfolio turnover rate	133.61%		337.35%		257.14%	194.25%	167.53%
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO	CLASS O
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$28.42		$23.68		$20.26	$17.38	$12.21
Net investment income (loss)	(0.21	)(i)	(0.16	)(i)	(0.20)	(0.27)	(0.15)
Net realized and unrealized gain on investments	5.11		4.90		3.62	3.15	5.32
Total from investment operations	4.90		4.74		3.42	2.88	5.17
Dividends from net investment income	—		—		—	—	—
Distributions from net realized gains	—		—		—	—	—
Total distributions	—		—		—	—	—
Net asset value, end of year	$33.32		$28.42		$23.68	$20.26	$17.38
Total return	17.24%		20.02%		16.88%	16.57%	42.34%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$558,654		$525,675		$509,855	$484,760	$496,076
Ratio of expenses to average net assets	0.96%		0.93%		0.91%	0.97%	0.97%
Ratios of net investment income (loss) to average net assets	(0.66)%		(0.63)%		(0.43)%	(0.72)%	(0.70)%
Portfolio turnover rate	65.96%		91.40%		97.11%	135.33%	146.69%

(i)  Amount was computed based on average shares outstanding during the year.

See Notes to Financial Statements.

ALGER AMERICAN GROWTH PORTFOLIO	CLASS S
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$40.87		$38.96		$34.92	$33.18	$24.61
Net investment income (loss)	(0.04	)(i)	0.01	(i)	(0.06)	0.06	(0.05)
Net realized and unrealized gain on investments	8.06		1.90		4.14	1.68	8.62
Total from investment operations	8.02		1.91		4.08	1.74	8.57
Dividends from net investment income	(0.05)		—		(0.04)	—	—
Distributions from net realized gains	—		—		—	—	—
Total distributions	(0.05)		—		(0.04)	—	—
Net asset value, end of year	$48.84		$40.87		$38.96	$34.92	$33.18
Total return	19.63%		4.90%		11.71%	5.24%	34.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$15,289		$14,634		$14,250	$9,323	$1,726
Ratio of expenses to average net assets	1.08%		1.08%		1.05%	1.11%	1.10%
Ratios of net investment income (loss) to average net assets	(0.08)%		0.03%		(0.15)%	0.27%	(0.16)%
Portfolio turnover rate	133.61%		337.35%		257.14%	194.25%	167.53%
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO	CLASS S
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$28.10		$23.47		$20.13	$17.31	$12.19
Net investment income (loss)	(0.29	)(i)	(0.23	)(i)	(0.06)	(0.08)	(0.15)
Net realized and unrealized gain on investments	5.05		4.86		3.40	2.90	5.27
Total from investment operations	4.76		4.63		3.34	2.82	5.12
Dividends from net investment income	—		—		—	—	—
Distributions from net realized gains	—		—		—	—	—
Total distributions	—		—		—	—	—
Net asset value, end of year	$32.86		$28.10		$23.47	$20.13	$17.31
Total return	16.94%		19.73%		16.59%	16.29%	42.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$95,327		$80,189		$42,168	$21,809	$4,556
Ratio of expenses to average net assets	1.21%		1.18%		1.15%	1.22%	1.23%
Ratios of net investment income (loss) to average net assets	(0.91)%		(0.88)%		(0.67)%	(0.98)%	(1.02)%
Portfolio turnover rate	65.96%		91.40%		97.11%	135.33%	146.69%

THE ALGER AMERICAN FUND

Financial Highlights for a share outstanding throughout the year

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO	CLASS O
	Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$11.09		$10.28	$10.05	$9.37	$7.24
Net investment income	0.18	(i)	0.08 (i)	0.13	0.10	0.05
Net realized and unrealized gain on investments	0.94		0.86	0.21	0.63	2.11
Total from investment operations	1.12		0.94	0.34	0.73	2.16
Dividends from net investment income	(0.09)		(0.13)	(0.11)	(0.05)	(0.03)
Distributions from net realized gains	—		—	—	—	—
Total distributions	(0.09)		(0.13)	(0.11)	(0.05)	(0.03)
Net asset value, end of year	$12.12		$11.09	$10.28	$10.05	$9.37
Total return	10.13%		9.31%	3.44%	7.85%	29.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$62,121		$68,106	$76,770	$93,554	$101,255
Ratio of expenses to average net assets	0.72	%(ii)	0.91%	0.75%	0.78%	0.78%
Ratios of net investment income to average net assets	1.52%		0.77%	1.08%	0.97%	0.60%
Portfolio turnover rate	83.10%		151.43%	103.93%	96.49%	175.67%

ALGER AMERICAN BALANCED PORTFOLIO	CLASS O
	Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$14.11		$14.44	$13.55	$13.16	$11.29
Net investment income	0.26	(i)	0.24 (i)	0.20	0.19	0.19
Net realized and unrealized gain on investments	1.41		0.39	0.92	0.40	1.94
Total from investment operations	1.67		0.63	1.12	0.59	2.13
Dividends from net investment income	(0.31)		(0.22)	(0.23)	(0.20)	(0.26)
Distributions from net realized gains	(0.86)		(0.74)	—	—	—
Total distributions	(1.17)		(0.96)	(0.23)	(0.20)	(0.26)
Net asset value, end of year	$14.61		$14.11	$14.44	$13.55	$13.16
Total return	12.37%		4.72%	8.42%	4.57%	19.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$224,090		$254,579	$292,412	$309,744	$308,990
Ratio of expenses to average net assets	0.80	%(iii)	0.86%	0.81%	0.87%	0.87%
Ratios of net investment income (loss) to average net assets	1.79%		1.71%	1.29%	1.41%	1.60%
Portfolio turnover rate	103.77%		288.73%	218.77%	177.66%	135.67%

(i)  Amount was computed based on average shares outstanding during the year.

(ii)  Amount has been reduced by 0.05% due to expense reimbursement.

(iii)  Amount has been reduced by 0.04% due to expense reimbursement.

See Notes to Financial Statements.

ALGER AMERICAN BALANCED PORTFOLIO	CLASS S
	Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$14.30		$14.61	$13.71	$13.34	$11.47
Net investment income	0.19	(i)	0.20 (i)	0.14	0.17	0.23
Net realized and unrealized gain on investments	1.83		0.40	0.96	0.39	1.90
Total from investment operations	2.02		0.60	1.10	0.56	2.13
Dividends from net investment income	—		(0.17)	(0.20)	(0.19)	(0.26)
Distributions from net realized gains	(0.86)		(0.74)	—	—	—
Total distributions	(0.86)		(0.91)	(0.20)	(0.19)	(0.26)
Net asset value, end of year	$15.46		$14.30	$14.61	$13.71	$13.34
Total return	14.49%		4.46%	8.15%	4.27%	18.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$363		$31,528	$43,583	$44,435	$28,680
Ratio of expenses to average net assets	1.08	%(iii)	1.11%	1.06%	1.12%	1.11%
Ratios of net investment income (loss) to average net assets	1.48%		1.43%	1.05%	1.20%	1.25%
Portfolio turnover rate	103.77%		288.73%	218.77%	177.66%	135.67%

THE ALGER AMERICAN FUND

Financial Highlights for a share outstanding throughout the year

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO	CLASS O
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$20.75		$21.90		$20.80	$18.40	$12.45
Net investment loss	(0.07	)(i)	(0.09	)(i)	(0.31)	(0.11)	(0.05)
Net realized and unrealized gain on investments	6.07		2.08		2.22	2.51	6.00
Total from investment operations	6.00		1.99		1.91	2.40	5.95
Distributions from net realized gains	(3.13)		(3.14)		(0.81)	—	—
Net asset value, end of year	$23.62		$20.75		$21.90	$20.80	$18.40
Total return	31.56%		10.14%		9.82%	13.04%	47.79%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$367,970		$317,649		$369,157	$482,868	$414,590
Ratio of expenses to average net assets	0.91%		0.91%		0.86%	0.92%	0.93%
Ratios of net investment loss to average net assets	(0.33)%		(0.42)%		(0.45)%	(0.62)%	(0.70)%
Portfolio turnover rate	242.84%		313.80%		226.14%	229.17%	196.43%
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO	CLASS O
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$41.48		$34.78		$30.39	$28.09	$20.85
Net investment loss	(0.07	)(i)	(0.07	)(i)	(0.21)	(0.07)	(0.07)
Net realized and unrealized gain on investments	13.98		6.77		4.60	2.37	7.31
Total from investment operations	13.91		6.70		4.39	2.30	7.24
Net asset value, end of year	$55.39		$41.48		$34.78	$30.39	$28.09
Total return	33.53%		19.26%		14.45%	8.19%	34.72%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$414,959		$298,024		$298,410	$380,336	$382,289
Ratio of expenses to average net assets	0.93	%(ii)	0.98%		0.91%	0.97%	0.97%
Ratios of net investment loss to average net assets	(0.15)%		(0.19)%		(0.08)%	(0.14)%	(0.36)%
Portfolio turnover rate	254.03%		245.58%		130.14%	182.41%	161.71%

(i)  Amount was computed based on average shares outstanding during the year.

(ii)  Amount has been reduced by 0.04% due to expense reimbursement.

See Notes to Financial Statements.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO	CLASS S
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04		Year ended 12/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$20.48		$21.70		$20.67	$18.33		$12.43
Net investment loss	(0.12	)(i)	(0.14	)(i)	(0.07)	(0.15	)(i)	(0.14)
Net realized and unrealized gain on investments	5.98		2.06		1.91	2.49		6.04
Total from investment operations	5.86		1.92		1.84	2.34		5.90
Distributions from net realized gains	(3.13)		(3.14)		(0.81)	—		—
Net asset value, end of year	$23.21		$20.48		$21.70	$20.67		$18.33
Total return	31.27%		9.89%		9.54%	12.77%		47.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$18,141		$15,133		$10,810	$4,636		$43
Ratio of expenses to average net assets	1.16%		1.17%		1.11%	1.17%		1.18%
Ratios of net investment loss to average net assets	(0.57)%		(0.68)%		(0.70)%	(0.82)%		(0.94)%
Portfolio turnover rate	242.84%		313.80%		226.14%	229.17%		196.43%
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO	CLASS S
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04		Year ended 12/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$40.97		$34.44		$30.17	$27.96		$20.83
Net investment loss	(0.16	)(i)	(0.17	)(i)	(0.08)	(0.04)		(0.16)
Net realized and unrealized gain on investments	13.76		6.70		4.35	2.25		7.29
Total from investment operations	13.60		6.53		4.27	2.21		7.13
Net asset value, end of year	$54.57		$40.97		$34.44	$30.17		$27.96
Total return	33.20%		18.96%		14.15%	7.90%		34.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$20,783		$23,845		$17,887	$13,772		$7,328
Ratio of expenses to average net assets	1.18	%(ii)	1.23%		1.16%	1.22%		1.21%
Ratios of net investment loss to average net assets	(0.34)%		(0.45)%		(0.33)%	(0.31)%		(0.63)%
Portfolio turnover rate	254.03%		245.58%		130.14%	182.41%		161.71%

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS December 31, 2007

NOTE 1 — General:

The Alger American Fund (the "Fund") is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing six series of shares of beneficial interest: American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio (collectively the "Portfolios" and individually "Portfolio"). The American Growth Portfolio, American Small Capitalization Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The American Income and Growth Portfolio's primary investment objective is to provide a high level of dividend income by investing primarily in dividend-paying equity securities; capital appreciation is a secondary objective. The American Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.

Each Portfolio offers Class O and Class S shares except for the American Income and Growth Portfolio which discontinued offering Class S shares on December 13, 2006. There were no Class S shares outstanding for the American Income and Growth Portfolio during the year ended December 31, 2007. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: Investments of the Portfolios are generally valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available or for which the market quotations do not, in the opinion of the investment advisor, reflect the securities true values are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to closing prices to reflect what the investment advisor, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolios are open. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.

Securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007 the Portfolios do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

(b) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Resulting receivables and payables are carried at amounts which approximate fair value. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2007

(c) Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(d) Repurchase Agreements: The Portfolios enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Portfolio. Additional collateral is obtained when necessary.

(e) Option Contracts: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. Purchasing call and put options tends to decrease the Portfolio's exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Portfolio Securities: The Portfolios may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio's total assets. The Portfolios earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day. There were no securities on loan during the year ended December 31, 2007.

(g) Dividends to Shareholders: Dividends payable to shareholders are recorded by the Fund on the ex-dividend date.

Dividends from net investment income are declared and paid annually. With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned. Each class is treated separately in determining the amounts of dividends of net investment income and capital gains payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist.

Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, premium/discount of debt securities, realized gain loss from foreign currency transactions, and realized gains from redemptions in kind, if any. The reclassifications had no impact on the net asset values of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2007

Portfolio to its respective shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

The Fund has adopted the Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. As result of FIN 48 adoption, there were no positions that required a tax benefit or expense to be recorded in the current year.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class S shares.

(j) Indemnification: The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(k) Other: These financial statements have been prepared in accordance with U.S. generally accepted accounting principles using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund's Investment Advisory Agreement and Administration Agreement with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

	Advisory Fee	Administration Fee
American Growth Portfolio	.710%	.04%
American Small Capitalization Portfolio	.810	.04
American Income and Growth Portfolio	.585	.04
American Balanced Portfolio	.710	.04
American MidCap Growth Portfolio	.760	.04
American Leveraged AllCap Portfolio	.810	.04

As part of the settlement with the New York State Attorney General (see Note 8—Litigation) Alger Management has agreed to reduce its advisory fee to 0.67% for the American Balanced Portfolio, 0.535% for the American Income and Growth Portfolio and 0.775% for the American Leveraged AllCap Portfolio for the period from December 1, 2006 through November 30, 2011.

(b) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio pay Fred Alger & Company, Incorporated, the Fund's distributor (the "Distributor"), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(c) Brokerage Commissions: During the year ended December 31, 2007, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio paid the Distributor $747,719, $343,761, $68,446, $205,486, $693,318 and $762,724, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative service agreement with Alger Shareholder Services, Inc. ("Alger Services") to compensate Alger Services on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent for the Fund ("BFDS") and other related services. During the year ended December 31, 2007, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2007

Leveraged AllCap Portfolio incurred fees of $232, $239, $83, $83, $243, and $235, respectively, for these services provided by Alger Services which are included in transfer agent fees and expenses.

(e) Other: Certain trustees and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services. Each Portfolio pays each Trustee who is not affiliated with the Advisor or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Trustees receives an additional annual fee of $10,000 which is paid, pro rata, by all portfolios managed by Alger Management. Additionally, each member of the audit committee receives an additional $50 from each Portfolio for each audit committee meeting attended, to a maximum of $200 per annum.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 2007, were as follows:

	PURCHASES	SALES
American Growth Portfolio	$764,882,597	$927,514,085
American Small Capitalization Portfolio	420,046,865	480,343,740
American Income and Growth Portfolio	54,742,031	65,191,217
American Balanced Portfolio	259,322,661	342,907,838
American MidCap Growth Portfolio	876,042,546	955,169,130
American Leveraged AllCap Portfolio	945,580,694	960,145,752

Written call and put option activity for the year ended December 31, 2007 was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
ALGER AMERICAN GROWTH PORTFOLIO
Options outstanding at December 31, 2006	3,810	$1,251,048
Options written	9,159	1,649,511
Options closed or expired	(12,089)	(2,738,997)
Options exercised	(880)	(161,562)
Options outstanding at December 31, 2007	—	$—
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
Options outstanding at December 31, 2006	1,975	$675,032
Options written	19,627	6,880,874
Options closed or expired	(17,217)	(6,729,599)
Options exercised	(4,385)	(826,307)
Options outstanding at December 31, 2007	—	$—
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Options outstanding at December 31, 2006	2,062	$713,136
Options written	2,185	1,395,383
Options closed or expired	(2,185)	(1,395,383)
Options exercised	(2,062)	(713,136)
Options outstanding at December 31, 2007	—	$—

NOTE 5 — Lines of Credit:

The Fund participates in $50 million committed lines of credits with other mutual funds managed by Alger Management. All Borrowings have variable interest rates and are payable on demand.

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2007

With the exception of the American Leveraged AllCap Portfolio, the Fund borrows under such lines of credit exclusively for temporary or emergency purposes. The American Leveraged AllCap Portfolio may borrow under these lines up to 1/3 of the value of its assets to purchase additional securities. To the extent the American Leveraged AllCap Portfolio borrows under these lines, it must pledge securities with a total value of at least twice the amount borrowed. For the year ended December 31, 2007, the Portfolios had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
American Growth Portfolio	$24,338	5.81%
American Income and Growth Portfolio	32,191	5.74
American Balanced Portfolio	71,227	5.20
American MidCap Portfolio	285,277	5.29
American Leveraged AllCap Portfolio	1,010,848	5.78

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are divided into six series. Each series is divided into two separate classes except for the American Income and Growth Portfolio which only offers Class O shares.

During the year ended December 31, 2007, transactions of shares of beneficial interest were as follows:

	SHARES	AMOUNT
AMERICAN GROWTH PORTFOLIO:
Class O:
Shares sold	1,089,616	$50,557,869
Dividends reinvested	42,711	1,897,644
Shares redeemed	(4,615,373)	(206,163,171)
Net decrease	(3,483,046)	$(153,707,658)
Class S:
Shares sold	17,950	$838,492
Dividends reinvested	378	16,662
Shares redeemed	(63,375)	(2,880,662)
Net decrease	(45,047)	$(2,025,508)
AMERICAN SMALL CAPITALIZATION PORTFOLIO:
Class O:
Shares sold	1,950,674	$61,604,745
Shares redeemed	(3,681,710)	(115,884,204)
Net decrease	(1,731,036)	$(54,279,459)
Class S:
Shares sold	339,408	$10,117,735
Shares redeemed	(292,323)	(9,279,980)
Net increase	47,085	$837,755
AMERICAN INCOME AND GROWTH PORTFOLIO:
Class O:
Shares sold	259,414	$3,073,330
Dividends reinvested	44,460	531,299
Shares redeemed	(1,320,232)	(15,635,527)
Net decrease	(1,016,358)	$(12,030,898)

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2007

	SHARES	AMOUNT
AMERICAN BALANCED PORTFOLIO:
Class O:
Shares sold	864,949	$12,525,830
Dividends reinvested	1,420,072	19,582,787
Shares redeemed	(4,987,896)	(71,690,195)
Net decrease	(2,702,875)	$(39,581,578)
Class S:
Shares sold	30,393	$448,331
Dividends reinvested	842	12,304
Shares redeemed	(2,212,864)	(33,393,184)
Net decrease	(2,181,629)	$(32,932,549)
AMERICAN MIDCAP GROWTH PORTFOLIO:
Class O:
Shares sold	3,970,663	$87,737,727
Dividends reinvested	2,292,599	46,058,308
Shares redeemed	(5,997,716)	(132,133,298)
Net increase	265,546	$1,662,737
Class S:
Shares sold	85,567	$1,849,849
Dividends reinvested	114,225	2,257,095
Shares redeemed	(157,087)	(3,374,475)
Net increase	42,705	$732,469
AMERICAN LEVERAGED ALLCAP PORTFOLIO:
Class O:
Shares sold	2,105,073	$104,048,525
Shares redeemed	(1,798,562)	(87,027,140)
Net increase	306,511	$17,021,385
Class S:
Shares sold	351,063	$16,454,197
Shares redeemed	(552,284)	(25,491,276)
Net decrease	(201,221)	$(9,037,079)

During the year ended December 31, 2006, transactions of shares of beneficial interest were as follows:

	SHARES	AMOUNT
AMERICAN GROWTH PORTFOLIO:
Class O:
Shares sold	1,069,754	$42,276,613
Dividends reinvested	23,110	896,918
Shares redeemed	(7,603,196)	(298,734,511)
Net decrease	(6,510,332)	$(255,560,980)
Class S:
Shares sold	65,506	$2,549,226
Shares redeemed	(73,217)	(2,854,044)
Net decrease	(7,711)	$(304,818)

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2007

	SHARES	AMOUNT
AMERICAN SMALL CAPITALIZATION PORTFOLIO:
Class O:
Shares sold	1,952,407	$51,103,295
Shares redeemed	(4,988,356)	(129,953,768)
Net decrease	(3,035,949)	$(78,850,473)
Class S:
Shares sold	1,106,261	$28,654,504
Shares redeemed	(49,144)	(1,253,439)
Net increase	1,057,117	$27,401,065
AMERICAN INCOME AND GROWTH PORTFOLIO:
Class O:
Shares sold	313,161	$3,200,700
Dividends reinvested	92,104	908,146
Shares redeemed	(1,732,389)	(17,684,330)
Net decrease	(1,327,124)	$(13,575,484)
Class S:
Dividends reinvested	11	$112
Shares redeemed	(1,069)	(10,951)
Net decrease	(1,058)	$(10,839)
AMERICAN BALANCED PORTFOLIO:
Class O:
Shares sold	956,880	$13,408,352
Dividends reinvested	1,368,309	18,171,149
Shares redeemed	(4,527,182)	(62,544,518)
Net decrease	(2,201,993)	$(30,965,017)
Class S:
Shares sold	98,708	$1,419,142
Dividends reinvested	158,082	2,130,950
Shares redeemed	(1,034,385)	(14,872,075)
Net decrease	(777,595)	$(11,321,983)
AMERICAN MIDCAP GROWTH PORTFOLIO:
Class O:
Shares sold	1,942,397	$41,184,173
Dividends Invested	2,397,892	46,375,223
Shares redeemed	(5,886,141)	(126,030,882)
Net decrease	(1,545,852)	$(38,471,486)
Class S:
Shares sold	244,890	$4,959,123
Dividends Invested	91,783	1,754,889
Shares redeemed	(95,740)	(1,947,098)
Net increase	240,933	$4,766,914

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2007

	SHARES	AMOUNT
AMERICAN LEVERAGED ALLCAP PORTFOLIO:
Class O:
Shares sold	1,041,009	$39,055,541
Shares redeemed	(2,436,336)	(90,758,895)
Net decrease	(1,395,327)	$(51,703,354)
Class S:
Shares sold	284,361	$10,377,871
Shares redeemed	(221,723)	(8,175,737)
Net increase	62,638	$2,202,134

NOTE 7 — Tax Character of Distributions to Shareholders:

The tax character of distributions paid during the year ended December 31, 2007 and the year ended December 31, 2006 were as follows:

	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
AMERICAN GROWTH PORTFOLIO
Distributions paid from:
Ordinary Income	$1,914,306	$896,918
Long-Term capital gains	—	—
Total distributions paid	$1,914,306	$896,918
AMERICAN SMALL CAPITALIZATION PORTFOLIO
Distributions paid from:
Ordinary Income	—	—
Long-Term capital gains	—	—
Total distributions paid	—	—
AMERICAN INCOME AND GROWTH PORTFOLIO
Distributions paid from:
Ordinary Income	$531,299	$908,258
Long-Term capital gains	—	—
Total distributions paid	$531,299	$908,258
AMERICAN BALANCED PORTFOLIO
Distributions paid from:
Ordinary Income	$18,216,201	$14,869,576
Long-Term capital gains	1,378,890	5,432,523
Total distributions paid	$19,595,091	$20,302,099
AMERICAN MIDCAP GROWTH PORTFOLIO
Distributions paid from:
Ordinary Income	$36,830,968	$35,055,107
Long-Term capital gains	11,484,435	13,075,005
Total distributions paid	$48,315,403	$48,130,112
AMERICAN LEVERAGED ALLCAP PORTFOLIO
Distributions paid from:
Ordinary Income	—	—
Long-Term capital gains	—	—
Total distributions paid	—	—

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2007

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

AMERICAN GROWTH PORTFOLIO:
Undistributed ordinary income	$927,938
Undistributed long-term gain	—
Unrealized appreciation (depreciation)	60,367,460
AMERICAN SMALL CAPITALIZATION PORTFOLIO:
Undistributed ordinary income	—
Undistributed long-term gain	$6,610,261
Unrealized appreciation (depreciation)	127,245,799
AMERICAN INCOME AND GROWTH PORTFOLIO:
Undistributed ordinary income	$1,011,886
Undistributed long-term gain	—
Unrealized appreciation (depreciation)	2,818,359
AMERICAN BALANCED PORTFOLIO:
Undistributed ordinary income	$24,369,113
Undistributed long-term gain	2,510,243
Unrealized appreciation (depreciation)	11,761,538
AMERICAN MIDCAP GROWTH PORTFOLIO:
Undistributed ordinary income	$77,437,654
Undistributed long-term gain	10,325,520
Unrealized appreciation (depreciation)	31,647,453
AMERICAN LEVERAGED ALLCAP PORTFOLIO:
Undistributed ordinary income	—
Undistributed long-term gain	—
Unrealized appreciation (depreciation)	$30,042,922

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales and straddles, the tax treatment of premium/discount on debt securities, realization of unrealized appreciation of Passive Foreign Investment Companies and return of capital from Real Estate Investment Trust investments.

At December 31, 2007, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

EXPIRATION DATE

	2010	2011	TOTAL
American Growth Portfolio	$197,581,667	$31,134,918	$228,716,585
American Income and Growth Portfolio	$17,026,081	$5,270,882	$22,296,963
American Leveraged AllCap Portfolio	$52,924	$—	$52,924

NOTE 8 — Litigation:

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007 the Securities and Exchange Commission issued an order implementing settlements reached with Alger Management and Alger Inc. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders and a fine of $10 million; and agreed to certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the settlement has not adversely affected the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2007

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases — a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") — were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the Investment Company Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

THE ALGER AMERICAN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Alger American Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger American Fund (comprising respectively, the Alger American Growth, Alger American Small Capitalization, Alger American Income and Growth, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap Portfolios) (collectively, the "Fund") as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the accounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of The Alger American Fund at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2008

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2007 and ending December 31, 2007.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During the Period July 1, 2007 to December 31, 2007(b)	Ratio of Expenses to Average Net Assets For the Six Months Ended December 31, 2007(c)
ALGER AMERICAN GROWTH PORTFOLIO
Class O	Actual	$1,000.00	$1,088.80	$4.37	0.83%
	Hypothetical(a)	1,000.00	1,021.02	4.23	0.83
Class S	Actual	1,000.00	1,087.50	5.68	1.08
	Hypothetical(a)	1,000.00	1,019.76	5.50	1.08
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
Class O	Actual	$1,000.00	$1,040.30	$4.94	0.96%
	Hypothetical(a)	1,000.00	1,020.37	4.89	0.96
Class S	Actual	1,000.00	1,038.60	6.22	1.21
	Hypothetical(a)	1,000.00	1,019.11	6.16	1.21
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
Class O	Actual	$1,000.00	$1,007.50	$3.64	0.72%
	Hypothetical(a)	1,000.00	1,021.58	3.67	0.72

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During the Period July 1, 2007 to December 31, 2007(b)	Ratio of Expenses to Average Net Assets For the Six Months Ended December 31, 2007(c)
ALGER AMERICAN BALANCED PORTFOLIO
Class O	Actual	$1,000.00	$1,051.80	$4.14	0.80%
	Hypothetical(a)	1,000.00	1,021.17	4.08	0.80
Class S	Actual	1,000.00	1,051.00	5.58	1.08
	Hypothetical(a)	1,000.00	1,019.76	5.50	1.08
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
Class O	Actual	$1,000.00	$1,137.20	$4.90	0.91%
	Hypothetical(a)	1,000.00	1,020.62	4.63	0.91
Class S	Actual	1,000.00	1,136.10	6.25	1.16
	Hypothetical(a)	1,000.00	1,019.36	5.90	1.16
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Class O	Actual	$1,000.00	$1,161.20	$5.07	0.93%
	Hypothetical(a)	1,000.00	1,020.52	4.74	0.93
Class S	Actual	1,000.00	1,159.60	6.42	1.18
	Hypothetical(a)	1,000.00	1,019.26	6.01	1.18

(a)  5% annual return before expenses.

(b)  Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(c)  Annualized.

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Fund (Unaudited)

Information about the Trustees and officers of the Funds is set forth below. In the table the term "Alger Fund Complex" refers to the Funds, The Spectra Funds, The Alger American Fund, The Alger Institutional Funds, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEES

Hilary M. Alger, CFA (45)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (54)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2007	27

Roger P. Cheever (62)	Senior Associate Dean of Development, Harvard University. Formerly Deputy Director of the Harvard College Fund.	2007	27

Lester L. Colbert, Jr. (73)	Private investor since 1988. Formerly, Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2007	27

Stephen E. O'Neil (75)	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1988	27

David Rosenberg (45)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
NON-INTERESTED TRUSTEES (Continued)

Nathan E. Saint-Amand, M.D. (69)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1988	27

OFFICERS

Daniel C. Chung (45) President	President since September 2003 and Chief Investment Officer and Director since 2001 of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Fred Alger International Advisory S.A. (Director since 2003) and Analysts Resources, Inc. ("ARI"). Formerly, Director of the Fund from 2001-2006.	2001	N/A

Hal Liebes (43) Secretary	Executive Vice President, Director, Chief Legal Officer, Chief Operating Officer, and Secretary of Fred Alger & Company, Incorporated and Alger Management; Director since 2006 of Alger Associates, and ARI. Formerly Chief Compliance Officer of AMVESCAP PLC from 2004-2005; U.S. General Counsel from 1994-2002 and Global General Counsel from 2002-2004 of Credit Suisse Asset Management.	2005	N/A

Michael D. Martins (42) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer from 2005 to 2006 of the Fund. Formerly Vice President, Brown Brothers Harriman & Co. from 1997-2004.	2005	N/A

Lisa A. Moss (42) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly, Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006	N/A

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
OFFICERS (Continued)

Barry J. Mullen (54) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2004-2006; Vice President of J.P. Morgan Investment Management from 1996-2004.	2006	N/A

Anthony S. Caputo (52) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President	2007	N/A

Sergio M. Pavone (46) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President	2007	N/A

No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling (800) 254-3797.

Investment Management Agreement Renewal (Unaudited)

At an in-person meeting held on September 12, 2007, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement between the Fund and Alger Management (the "Agreement"). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Fund's portfolios (each a "Portfolio"), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Portfolios grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the Investment Company Act of 1940. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Portfolios. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Portfolios. They also considered the resources, operational structures and practices of Alger

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Management in managing each Portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's history of expertise in managing portfolios of "growth" stocks and also took notice of the ability of the manager of the fixed-income portion of the Balanced Portfolio to manage fixed-income instruments across the credit and credit quality spectra. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Funds. Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees noted that the performance of four of the equity Portfolios for the year-to-date (YTD) (at 8/31/07), 1-year and 3-year periods was excellent, with each of the Portfolios placing well above the median relative to its peers and in most cases above its benchmark as well. In addition, the performance of both the Balanced Portfolio and the Income & Growth Portfolio had improved markedly relative to those Portfolios' peers for the YTD and 1-year periods against a median performance for the 3-year period.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates. The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Portfolio's profitability to Alger Management and its affiliates for the year ended June 30, 2007. In addition, the Trustees reviewed each Portfolio's management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that while most fees and expense ratios were at or below the median, the fees and expense ratios of the Balanced Portfolio (S Shares) and the Leveraged AllCap Portfolio (S Shares) and the fee of the MidCap Portfolio were above the median. In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Portfolios had been profitable to either or both of those entities in the case of one or more Portfolios, the profit margin in each case was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Portfolios and their operations is such that Alger Management is likely to realize economies of scale in the management of each Portfolio at some point as (and if) it grows in size, but that adoption of breakpoints in one or more of the advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management. The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Management maintains soft-dollar arrangements in connection with certain of the Portfolios' brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger Management receives fees from the Portfolios under the Administration Agreement, that Alger, Inc. provides a substantial portion of the Portfolios' equity brokerage and that Alger Shareholder Services, Inc. receives fees from the Fund under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the administration fee, brokerage and shareholder services fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

The Board concluded that the nature, extent and quality of the services provided to each Portfolio by Alger Management are adequate and appropriate.

The Board determined that the performance of each of the Portfolios had been satisfactory.

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Portfolio.

The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Portfolios' assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Portfolio.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Portfolio that renewal of the Investment Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

Fund Holdings

The Portfolios' most recent month end portfolio holdings are available approximately sixty days after month end on the Fund's website at www.alger.com. The Portfolios also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

[This page intentionally left blank]

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

December 31, 2007	$150,000
December 31, 2006	$122,640

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

December 31, 2007	$28,135
December 31, 2006	$27,070

d) All Other Fees:

December 31, 2007	$18,500
December 31, 2006	$14,200

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

December 31, 2007	$282,811 and 70,773 Euros
December 31, 2006	$217,212 and 26,884 Euros

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger American Fund

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: February 13, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: February 13, 2008

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: February 13, 2008